SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant (X) Filed by a Party other than the Registrant ( ) Check the appropriate box:

( )      Preliminary Proxy Statement

( ) Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

(X)      Definitive Proxy Statement

( )      Definitive Additional Materials

( )      Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            FORSTMANN & COMPANY, INC.
                (Name of Registrant as Specified In Its Charter)

     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

(X) No fee required.

( )     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
         (1)     Title of each class of securities to which transaction applies:

         (2)     Aggregate number of securities to which transaction applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(Set forth the amount on which the filing fee is calculated and state how it was determined):

         (4)     Proposed maximum aggregate value of transaction:

         (5)     Total fee paid:

( )     Fee paid previously with preliminary materials

( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
         (1)     Amount previously paid:

         (2)     Form, Schedule or Registration Statement No.:

         (3)     Filing Party:

         (4)     Date Filed:

                            FORSTMANN & COMPANY, INC.
                           1155 Avenue of the Americas
                            New York, New York 10036


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                          To be held on August 14, 1998

                  The Annual Meeting of Shareholders of Forstmann & Company, Inc., a Georgia corporation (the "Company"), will be held on Friday, August 14, 1998, at 10:00 a.m. local time, at the offices of Christy & Viener, 620 Fifth Avenue, 5th Floor, New York, New York 10020, for the following purposes:

                  1. To elect two directors, each to serve for a term of one year;

                  2. To approve the adoption of the Company's 1997 Directors Compensation Plan;

                  3. To consider and vote on an amendment to the Company's Amended and Restated Articles of Incorporation (the "Articles") to increase the number of authorized shares of Common Stock from 10,000,000 shares to 35,000,000 shares;

                  4. To consider and vote on an amendment to the Articles to authorize a class of 1,000,000 shares of Preferred Stock and to authorize the Company's Board of Directors to issue such Preferred Stock in one or more series and to fix the rights, powers, preferences and other terms of such series;

                  5. To consider and vote on an amendment to the Articles to reduce the minimum number of directors that the Company may have from five to two;

                  6. To vote on the ratification of the selection of Deloitte & Touche LLP as the Company's independent auditors for the 1998 fiscal year; and

                  7. To transact such other business as properly may come before the meeting.

                  Only shareholders of record at the close of business on July 14, 1998 are entitled to receive notice of, and to vote at, the Annual Meeting or any adjournment thereof.

                  THE BOARD OF DIRECTORS HOPES THAT YOU WILL FIND IT CONVENIENT TO ATTEND THE ANNUAL MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY TO THE COMPANY IN THE ENCLOSED ENVELOPE. IF YOU ATTEND THE MEETING, YOU MAY, IF YOU PREFER, REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

                                            By Order of the Board of Directors,

                                            RODNEY J. PECKHAM
                                            Secretary
July 15, 1998

                            FORSTMANN & COMPANY, INC.
                           1155 Avenue of the Americas
                            New York, New York 10036

                       1998 ANNUAL MEETING OF SHAREHOLDERS

                                 PROXY STATEMENT


                  This Proxy Statement is being furnished in connection with the solicitation by the Board of Directors of Forstmann & Company, Inc., a Georgia corporation (the "Company"), of proxies to be voted at the Annual Meeting of Shareholders of the Company (the "Annual Meeting") to be held on Friday, August 14, 1998, at 10:00 a.m. local time, at the offices of Christy & Viener, 620 Fifth Avenue, 5th Floor, New York, New York 10020 and any adjournment thereof.

                  Only shareholders of record at the close of business on July 14, 1998 will be entitled to notice of, and to vote at, the Annual Meeting. Shares represented by duly executed proxies received by the Company will be voted in accordance with the instructions contained therein. In the absence of specific instructions, proxies will be voted FOR the election as directors of the two persons nominated by the Board of Directors, FOR the proposal to approve the adoption of the Company's 1997 Directors Compensation Plan, FOR the proposals to amend the Company's Amended and Restated Articles of Incorporation (the "Articles") to (i) increase the number of shares of the Common Stock which the Company is authorized to issue, (ii) authorize the Company to issue shares of "blank check" Preferred Stock and (iii) reduce the minimum number of directors that the Company may have from five to two, FOR the proposal to ratify the selection of Deloitte & Touche LLP as the Company's independent auditors for the 1998 fiscal year, and in accordance with the judgment of the person or persons voting the proxies on any other matter that may properly be brought before the Annual Meeting.

                  The execution of a proxy will in no way affect a shareholder's right to attend the Annual Meeting and to vote in person. A proxy given by a shareholder may nevertheless be revoked at any time before it is voted by communicating such revocation in writing to the Secretary of the Company or by executing and delivering a later-dated proxy. Further, any person who has executed a proxy but is present at the Annual Meeting may vote in person instead of by proxy, thereby revoking any proxy previously given, except as to any matter on which, prior to such revocation, a vote has been cast at the Annual Meeting. The mere presence at the Annual Meeting of a shareholder who has appointed a proxy does not revoke the appointment.

                  While the election of the directors requires the affirmative vote of a plurality of the votes cast, the three proposals to amend the Articles require the affirmative vote of the holders of a majority of the outstanding shares of the Common Stock of the Company. The proposals to approve the adoption of the Company's 1997 Directors Compensation Plan and the ratification of the selection of Deloitte & Touche LLP as the Company's independent auditors for the 1998 fiscal year require the affirmative vote of a majority of the votes cast on such proposals at the Annual Meeting. For purposes of determining the number of votes cast with respect to a particular matter, only those cast "for" or "against" are included. Shares represented by proxies marked to withhold authority to vote or to abstain, and shares represented by proxies that indicate that a broker or nominee does not have discretionary authority to vote, will be counted only to determine the existence of a quorum at the Annual Meeting.

                  This Proxy Statement, the accompanying form of proxy, the Company's Annual Report to Shareholders on Form 10-K for the fiscal year ended November 2, 1997 (the "1997 Annual Report"), the Company's Quarterly Report to Shareholders on Form 10-Q for the quarterly period ended May 3, 1998 and a copy of a press release dated May 11, 1998 are first being mailed to shareholders of the Company on or about July 15, 1998. The Company will bear the cost of soliciting proxies on behalf of the Board of Directors. In addition to the use of the mails, proxy solicitations may be made by telephone, fax and personal interview by officers, directors and employees of the Company. The Company will, on request, reimburse brokerage houses and persons holding shares in their names or in the names of their nominees for their reasonable expenses in sending soliciting material to their principals.

                    VOTING SECURITIES AND SECURITY OWNERSHIP

                  Only shareholders of record at the close of business on July 14, 1998 (the "Record Date") will be entitled to vote at the Annual Meeting and any adjournment thereof. At the close of business on the Record Date, there were outstanding 4,386,390 shares of the Common Stock, par value $0.01 per share, of the Company (the "Common Stock"). Each share is entitled to one vote. There was no other class of voting securities outstanding at that date.

                  To the knowledge of the Company, as of the Record Date, no person owned beneficially (for purposes of Rule 13d-3 under the Securities Act of 1934) more than 5% of the outstanding shares of the Common Stock except as set forth in the following table. Except as noted below, each such person has sole voting and investment power with respect to all shares.

          Name and Address of            Amount and Nature of         Percent of
            Beneficial Owner            Beneficial Ownership(1)        Class(1)
            ----------------            ----------------------         --------
Daystar L.L.C.(2)                              1,374,910                31.3%
411 Theodore Fremd Avenue
Rye, NY 10580

Credit Suisse First Boston, Inc.(3)            1,006,345                22.9%
11 Madison Avenue
New York, NY 10010

BankAmerica Corporation(4)                       759,130                17.3%
555 California Street
San Francisco, CA 94104

Grace Brothers, Ltd.(5)                          412,124                 9.4%
1560 Sherman Avenue
Suite 900
Evanston, Il 60201
-------------------------------

1 On July 23, 1997, pursuant to a Plan of Reorganization, the Company emerged from bankruptcy proceedings commenced by the Company in September 1995 under Chapter 11 of the United States Bankruptcy Code. Pursuant to such Plan of Reorganization, which had been approved by the Company's shareholders and creditors and confirmed by the bankruptcy court, all general unsecured claims of the Company were converted into 100% of the Common Stock, based on a ratio of 50 shares for each $1,000 of allowed unsecured claim. Holders of the Company's pre-bankruptcy common stock and preferred stock were issued warrants to purchase an aggregate of 87,756 shares of the Common Stock exercisable at a purchase price of $23.00 per share during the period ending July 23, 1999, and their prior holdings were canceled.

2 Based on Schedule 13D, dated February 13, 1998. Daystar L.L.C. serves as General Partner of Day star Special Situations Fund, L.P. (the "Fund), a Delaware limited partnership, which owns 784,936 (17.9% of the outstanding) shares of the Common Stock, and as such has full discretionary authority to vote and dispose of such shares. Daystar L.L.C. also acts, with full discretionary authority, as investment advisor to clients who own in the aggregate 585,376 (13.4% of the outstanding) shares of the Common Stock. The managing directors of Daystar L.L.C., who are jointly responsible for managing the Fund and such client advisory accounts, are Bruce W. Gregory, a director of the Company, Warren J. Malone, Michael C. Murr and John C. Sites, Jr. Mr. Gregory also holds 598 shares of the Common Stock awarded to him by the Company pursuant to its 1997 Directors Compensation Plan (the "Directors Plan"; see "Proposed Approval of 1997 Directors Compensation Plan", below) and options to purchase 12,000 shares of the Common Stock granted to him pursuant to the Directors Plan, of which options to purchase 4,000 shares are currently exercisable and options to purchase 8,000 shares are not currently exercisable. He holds such shares and stock options for the benefit of Daystar L.L.C., which is deemed to be the beneficial owner of such shares and stock options.

3 Based on Schedule 13D, dated October 16, 1997, indicating indirect ownership by Credit Suisse First Boston, Inc. of 435,178 shares owned directly by Credit Suisse First Boston Management Corporation and 571,167 shares owned directly by Credit Suisse First Boston Corporation.

4 Based on Schedule 13D, dated October 15, 1997 indicating that BankAmerica Corporation may be deemed to beneficially own shares which are owned directly by its subsidiary, BankAmerica Investment Corporation.

5        Based on Schedule 13G, dated January 27, 1998.
                         -------------------------------

                  The following table sets forth information as of the Record Date with respect to the beneficial ownership of the Common Stock by each director and nominee for director, each of the executive officers named in the Summary Compensation Table (see below) and all directors and executive officers as a group. Except as noted below, each such person has sole voting and investment power with respect to all shares.

                                      Amount and Nature
   Name and Address of                 of Beneficial            Percent of
    Beneficial Owner                    Ownership(1)             Class(1)
    ----------------                    ----------               --------
Robert N. Dangremond                           0(2)                   *
Bruce W. Gregory                       1,374,910(3)               31.3%
James E. Kjorlien                         21,518(4)                   *
Brian A. Moorstein                         8,875(5)                   *
Rodney J. Peckham                          8,875(5)                   *
Gary E. Schafer                            1,219(5)                   *
All directors and executive            1,407,397(6)               32.1%
     officers as a group (6
     persons)

 -------------------------------
*Less than 1%.

1        See footnote 1 to the preceding table

2 Mr. Dangremond resigned as a director and President and Chief Executive Officer of the Company on January 26, 1998.

3 See footnote 2 to the preceding table. Includes 4,000 shares of Common Stock subject to stock options granted to Mr. Gregory pursuant to the Directors Plan, which are currently exercisable and does not include 8,000 shares subject to stock options granted under the Directors Plan which are not currently exercisable.

4 Includes 11,519 shares of the Common Stock owned by Edison Capital LLC, a company controlled by Mr. Kjorlien. Includes 4,000 shares of Common Stock subject to stock options granted to Mr. Kjorlien pursuant to the Directors Plan, which are currently exercisable and does not include 8,000 shares subject to stock options granted under the Directors Plan which are not currently exercisable.

5 Represents shares issuable on exercise of currently exercisable options under the Company's Executive Stock Option Plan. Does not include 22,625 shares of the Common Stock subject to stock options granted to each of Mr. Moorstein and Mr. Peckham and 3,656 shares subject to stock options granted to Mr. Schafer pursuant to the Company's Executive Stock Option Plan, none of which are currently exercisable.

6 Includes shares issuable on exercise of currently exercisable options under the Company's Executive Stock Option Plan and the Directors Plan. Does not include an aggregate of 16,000 shares of the Common Stock subject to stock options granted to the Company's two directors pursuant to the Directors Plan or an aggregate of 48,906 shares subject to stock options granted to the Company's three executive officers pursuant to the Executive Stock Option Plan, none of which are currently exercisable.

                  For purposes of the preceding table, each of the directors and executive officers is deemed to be the beneficial owner of shares which may be acquired by him or her within 60 days through the exercise of options, if any, and such shares are deemed to be outstanding for the purpose of computing the percentage of the Common Stock beneficially owned by him or her and by the directors and executive officers as a group. Such shares, however, are not deemed to be outstanding for the purpose of computing the percentage of the Common Stock beneficially owned by any other person.

                              ELECTION OF DIRECTORS

                           (Item 1 on the Proxy Card)

                  Unless otherwise instructed, shares represented by the accompanying proxy will be voted FOR the election of Bruce W. Gregory and James
E. Kjorlien who have been nominated by the Board of Directors to serve until the Annual Meeting of Shareholders in 1999 or until their successors are elected and qualified. Each of the nominees is now a director of the Company and is not an officer or employee of the Company. Directors are elected by a plurality of the votes cast, in person or by proxy, at the Annual Meeting.

                  On July 23, 1997, pursuant to a Plan of Reorganization under which the Company emerged from bankruptcy, the Board of Directors was reconstituted, with Margaret Bertelsen Hampton, Mr. Kjorlien, Robert N. Dangremond and Jerome H. Walthers appointed as the initial directors of the Company. In September 1997, Mr. Walthers resigned from the Board and Mr. Gregory was appointed to replace him. On January 6, 1998, Mr. Dangremond was named acting Chief Financial Officer of Zenith Electronics Corporation and, on January 26, 1998, Mr. Dangremond resigned as a director, as well as Chief Executive Officer and President of the Company. Ms. Hampton resigned as a director in May 1998. While the Articles and the Company's By-Laws provide that the minimum number of directors the Company may have is five, the Board of Directors has proposed that the minimum number of directors be reduced to two (see "Proposed Amendment of the Articles to Reduce the Minimum Number of Directors from Five to Two", below).

                  Bruce W. Gregory is a Managing Director of Daystar L.L.C., a Rye, New York-based investment management firm that specializes in investments in companies that are in the midst of restructurings. Before joining Daystar L.L.C. in 1996, Mr. Gregory was employed by Progressive Partners, an investment management firm, as an equity portfolio manager from 1990 to 1996. Previously, Mr. Gregory was employed by Chase Manhattan Bank in the North American Corporate Finance Group and Investment Management Group of US Private Banking. Mr. Gregory serves on the Board of Trustees of Trinity Presbyterian Church and Here's Life Inner City New York. Mr. Gregory is a Chartered Financial Analyst and a member of the Association of Investment Management and Research and the New York Society of Security Analysts. Mr. Gregory is 33 years old.

                  James E. Kjorlien is a Managing Member of Credit Research and Trading LLC, a Greenwich, Connecticut-based broker-dealer. Mr. Kjorlien joined Credit Research in June 1990. He is 46 years old.

                  None of the directors has any family relationship with any other director or with any executive officer of the Company. The Company has no reason to believe that any nominees will be unable or unwilling to serve as a director, if elected. If, however, a nominee should decline or be unable to act as a director, the shares represented by the accompanying proxy will be voted for such other person as may be nominated by the Board of Directors.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES NAMED TO THE BOARD OF DIRECTORS.


Committees and Meetings

                  The Board of Directors held 15 meetings during the 1997 fiscal year. After their respective appointments each current director attended all of the meetings of the Board of Directors and of all committees of the Board of Directors on which he or she served.

                  The Board of Directors has standing Audit and Compensation Committees. The Board of Directors does not have a Nominating Committee, and nominations for directorships are made by vote of the full Board of Directors. The members of each committee are appointed by the Board of Directors for a term beginning after the first regular meeting of the Board of Directors following the Annual Meeting of Shareholders and until their respective successors are elected and qualified.

                  Audit Committee. The Audit Committee recommends to the Board of Directors the auditing firm to be selected each year as the Company's independent auditors. The Audit Committee also has responsibility for (i) reviewing the proposed scope and results of the audit, (ii) reviewing the Company's financial condition and results of operations, (iii) considering the adequacy of the Company's internal accounting and control procedures and (iv) reviewing any non-audit services and special engagements to be performed by the independent auditors, and ensuring that the performance of such tasks will not impair the auditors' independence. The Audit Committee also reviews, at least annually, the terms of all material transactions and arrangements between the Company and its affiliates. Members of the Audit Committee may not be employees of the Company, and not more than one member may be affiliated with or represent the interest of a shareholder of the Company beneficially owning 20% or more of the outstanding Common Stock. The current members of the Audit Committee are Messrs. Gregory and Kjorlien. During the Company's 1997 fiscal year, the Audit Committee held two meetings.

                  Compensation Committee. The Compensation Committee was established in December 1997, after the end of the 1997 fiscal year. This committee determines, subject to the approval of the Board of Directors, the compensation paid to the Company's executive officers, the award of stock options under the Company's Executive Stock Option Plan and the implementation of management incentive compensation plans. The current members of the Compensation Committee are Messrs. Gregory and Kjorlien.

Compensation of Directors

                  Under the Company's 1997 Directors Compensation Plan, the adoption of which shareholders are being asked to approve, each director who is not also an officer or employee of the Company receives quarterly director's fees in cash and shares of the Common Stock and stock options. See the description of the 1997 Directors Compensation Plan below.

Compensation Committee Interlocks and Insider Participation

                  The Board of Directors established the Compensation Committee in December 1997, after the end of the 1997 fiscal year, to oversee all issues of executive compensation. During the 1997 fiscal year, Robert N. Dangremond, former President and Chief Executive Officer of the Company, participated in discussions of the Board of Directors concerning executive compensation.

Executive Officers of the Company

                  The executive officers of the Company are as follows:


Name                     Age        Position with the Company
----                     ---        -------------------------
Brian A. Moorstein       37         President (Principal Executive Officer)
Rodney J. Peckham        42         Executive Vice President Finance,
                                    Administration and Strategic Planning,
                                    Secretary and Treasurer (Principal Financial
                                    Officer)
Gary E. Schafer          46         Vice President and Corporate Controller
                                    (Principal Financial Accounting Officer)

                  Brian A. Moorstein became President of the Company on January 26, 1998. Mr. Moorstein started his career at the Company in 1984 working in styling and then moved into sales. In 1986, he founded the Company's Women's Wear Worsted Department. During 1990, his responsibilities were expanded to include Women's Wear Woolen, sportswear and coatings.

                  Rodney J. Peckham became Executive Vice President Finance, Administration and Strategic Planning and Secretary on January 26, 1998. Mr. Peckham also serves as Chief Financial Officer and Treasurer of the Company. He became Chief Financial Officer of the Company in March 1996. From October 1995 until he became Chief Financial Officer, Mr. Peckham was employed as Director of Financial Operations. Mr. Peckham was previously employed by the Company from August 1986 through May 1995 during which time he served as Corporate Controller from August 1986 until he became Treasurer in March 1992, and he also served as Secretary from December 1992 to September 1993. From May 1995 through October 1995, Mr. Peckham was self-employed and provided various financial consulting services to the Company.

                  Gary E. Schafer became Vice President and Corporate Controller of the Company in March 1992. Mr. Schafer joined the Company in 1990 as Director of Cost Accounting.

                  Executive officers are appointed by and serve at the discretion of the Board of Directors for a term beginning after the first regular meeting of the Board of Directors following the Annual Meeting of Shareholders and until their respective successors are duly appointed and qualified.


                             Executive Compensation

Report of the Compensation Committee

                  The Compensation Committee of the Board of Directors is charged with the responsibility of, among other things, periodically reviewing and determining the cash and non-cash compensation and benefits of the Company's executive officers, as well as administering the Company's Executive Stock Option Plan. This committee was, however, established only recently, in December 1997, and, while it has determined the compensation arrangements for the Company's principal executive officers, it has not yet formulated Company-wide compensation programs and policies.

                  Nevertheless, it is expected that the Compensation Committee will establish compensation programs designed to attract and retain qualified executives who are capable of leading the Company and to motivate them to high levels of performance in order to achieve the Company's business objectives, both short-term and long-term. The Committee believes that one key to achieving such goals will be to provide compensation that is competitive with compensation packages provided by comparable companies and of which a significant proportion is tied to performance in the form of annual incentive bonuses and long-term stock incentives. In particular, the Committee believes that the award of stock options under the Executive Stock Option Plan will be a principal method of linking executive compensation to the creation of enhanced shareholder value.

                  Thus, in taking its first significant action in January 1998, the Compensation Committee established compensation packages for Messrs. Moorstein and Peckham that combined base salaries that are believed to be commensurate with salaries paid by comparable companies with both stock and bonus incentive packages (see below).

                  In the future, the Committee expects to review executive salaries annually and to consider both individual and Company performance, levels of responsibility, prior experience and competitive pay practices in setting salaries for these executives and others at the Company. Annual bonus compensation is anticipated to be a significant element in the total cash compensation for executives and to be based on such factors as individual and Company performance, including the achievement of earnings and other performance targets.

                  In this regard, the Board of Directors adopted a Management Incentive Plan in January 1997, under which the Company's executive officers, certain other members of senior management and other key employees may be entitled to annual bonuses based on the achievement of targeted levels of performance. For the 1997 fiscal year, the principal performance target was the Company's having earnings before interest, taxes, depreciation, amortization and restructuring charges ("EBITDAR") of $21,000,000, in which case, and provided that certain other performance targets were attained, 12 members of the Company's senior management would have been entitled to receive bonuses equal to 24% of their base salaries and 87 other key employees would have been entitled to receive bonuses equal to 12% of their base salaries. If EBITDAR had been $24,000,000, these bonus percentages would have been increased to 40% and 20%, respectively and if EBITDAR had been $27,000,000 the bonus percentages would have been 52% and 26%, respectively. Employees entitled to receive a bonus could elect to receive up to 30% of their bonuses in the form of shares of the Common Stock. The Company achieved its minimum EBITDAR target for the 1997 fiscal year and, accordingly, the Company paid bonuses in accordance with the Management Incentive Plan for that fiscal year. The Compensation Committee intends to establish target performance levels and related bonus compensation for the 1998 fiscal year in due course.

                                Submitted by:

                                Compensation Committee of the Board of Directors

                                Bruce W. Gregory
                                James E. Kjorlien

Summary Compensation Table

                  The following table sets forth information concerning compensation for services in all capacities awarded to, earned by or paid to the four executive officers of the Company during the 1997, 1996 and 1995 fiscal years of the Company.

                                                                       Other Annual         Securities          All Other
                           Fiscal                           Bonus      Compensation         Underlying         Compensation
                            Year             Salary($)      ($)(1)        ($)(2)         Options (#)(3,4)       ($)(5,6,7,8)
                           ------            ---------      ------        ------         ----------------       ------------
Brian A. Moorstein          1997              193,000      53,446           8,479              19,501              50,000
    President               1996              174,667           0           7,234                   0                   0
(Principal Executive        1995              171,000           0           7,354              12,500                   0
Officer)
Rodney J. Peckham(6)        1997              234,015      63,381           8,625              19,501              50,616
    Executive Vice          1996              238,013           0           2,486                   0                   0
President Finance,          1995               93,312           0           3,787              12,500              97,155
Administration and
Strategic Planning
(Principal Financial
Officer)
Gary E. Schafer             1997              125,000      32,715           4,750               4,875              17,500
    Vice President and      1996              119,708           0           4,322                   0                 578
Corporate Controller        1995              109,075           0           4,357              12,500                   0
(Principal Financial
Officer)
Robert N.                   1997                   --          --              --                  --           1,440,571
Dangremond(8)                 1996                   --          --              --                  --             897,098
    Former President        1995                   --          --              --                  --             274,275
and CEO

------------------------

1 The amount of any bonus earned for a fiscal year, although included in the fiscal year earned, is actually determined and paid after the end of the fiscal year. The amount in the 1997 fiscal year reflects the actual amount earned under the Company's Management Incentive Plan for the 1997 fiscal year, of which 70% was paid in December 1997 with the remaining amount deferred for payment after the end of fiscal year 1998.

2 Represents tax liability reimbursed by the Company arising from contributions made by the executive officer and for investment earnings thereon under a Company employee savings plan.

3 Pursuant to the Company's Plan of Reorganization, an aggregate of 487,528 shares of the Common Stock were reserved for issuance on exercise of options granted or to be granted pursuant to the Company's Executive Stock Option Plan and, as of the effective date of the Plan of Reorganization (the "Effective Date"), 146,258 options were granted to certain employees of the Company at an exercise price of $12.88 per share. Amounts reflected for the 1997 fiscal year represent the options granted under the Executive Stock Option Plan of which, 25% vested on the Effective Date and an additional 25% will vest on each of the first three anniversaries of the Effective Date.

4 Information for the 1995 fiscal year represents incentive stock options granted under the Company's Common Stock Incentive Plan on January 6, 1995 to purchase shares of common stock at an exercise price of $8.50 per share, exercisable for 33-1/3% of such shares commencing on each of January 6, 1996, January 6, 1997 and January 9, 1998. The options granted on January 6, 1995 were granted at an amount greater than fair market value. Pursuant to the Plan of Reorganization, all options outstanding under the Company's Common Stock Incentive Plan were canceled.

5       Includes amounts paid for health club dues.

6 The amount shown for Mr. Peckham includes $89,800 for financial consulting services paid to Mr. Peckham between June 1995 to October 1995. The remaining $7,355 represents reimbursement of Mr.
        Peckham's relocation expenses.

7 Effective as of November 14, 1996, the court administering the Company's bankruptcy approved the Company's Incentive Compensation and Retention Program which provided certain eligible employees with a predetermined confirmation bonus and provided for a discretionary bonus to certain employees selected by the Company's Chief Executive Officer in consultation with the Board of Directors. During the 1997 fiscal year, Messrs. Moorstein and Peckham were paid $50,000 and Mr. Schafer was paid $17,500 under this program.

8 Robert N. Dangremond served as President and Chief Executive Officer of the Company during the 1997 fiscal year. On January 6, 1998, Mr. Dangremond was named acting Chief Financial Officer of Zenith
         Electronics Corporation and, on January 26, 1998, Mr. Dangremond resigned as a director, as well as Chief Executive Officer and President of the Company.

         Mr. Dangremond provided services to the Company pursuant to a Letter Agreement, dated July 31, 1995 (as amended), between the Company and J. Alix & Associates ("J. Alix"), a consulting firm specializing in corporate restructurings, of which Mr. Dangremond is a principal. The amounts shown were paid to J. Alix on account of fees for the services rendered by Mr. Dangremond and to reimburse J. Alix for travel and lodging expenses incurred by Mr. Dangremond in the course of performing his duties to the Company. The amount shown for the 1997 fiscal year includes a $400,000 success fee which became payable following the Company's emergence from bankruptcy, of which $200,000 has been paid during the 1997 fiscal year and $200,000 was paid during the 1998 fiscal year. The Company also issued 30,000 shares of the Common Stock to J. Alix which J. Alix subsequently sold in March 1998 (not reflected in the table) as an additional success fee, which was the number of shares issuable under the Company's Plan of Reorganization to the holder of an allowed unsecured claim against the Company of $600,000.
                              ---------------------


Stock Options Granted During the 1997 Fiscal Year

                  The Company granted 146,258 stock options under the Company's Executive Stock Option Plan during the 1997 fiscal year at an exercise price of $12.88 per share.

                                         OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                                   Individual Grants
                                                   Percent of Total
                     Number of Securities            Options/SARs
                         Underlying                   Granted to           Exercise or
                        Options/SARs1             Employees in Fiscal       Base Price        Expiration
Name                     Granted (#)                    Year(3)              ($/Sh)              Date
----                     -----------                    -------              ------              ----
Brian A. Moorstein        19,500(2,3)                    13.3%               $12.88          July 23, 2007
Rodney J. Peckham         19,500(2,3)                    13.3%               $12.88          July 23, 2007
Gary E. Schafer            4,875(2,3)                     3.3%               $12.88          July 23, 2007

--------------

1        To date, the Company has issued no SARs.
2 25% of these options vested on the July 23, 1997, the Effective Date of the Plan of Reorganization, and an additional 25% will vest on each of the first three anniversaries of the Effective Date.
3 Includes all options granted to executives pursuant to the Company's Executive Stock Option Plan.

Stock Options Held at the End of the 1997 Fiscal Year

                  The following table sets forth the total number of exercisable and unexercisable stock options granted under the Company's Executive Stock Incentive Plan held by each executive officer named below on November 2, 1997. No options to purchase shares of the Common Stock were exercised during the 1997 fiscal year. As of November 2, 1997, the last sales price of the Common Stock in the over-the-counter market was $11.75 per share.

                                              Number of
                                        Securities Underlying                        Value of Unexercised
                                         Unexercised Options                       In-the-Money Options at
                                         at Fiscal Year End                            Fiscal Year End
                                  --------------------------------            --------------------------------
Name                              Exercisable        Unexercisable            Exercisable        Unexercisable
----                              -----------        -------------            -----------        -------------
Brian A. Moorstein                   4,875               14,625                  $0.00              $01.00
Rodney J. Peckham                    4,875               14,625                   0.00                0.00
Gary E. Schafer                      1,219                3,656                   0.00                0.00


Retirement Pension Plan

                  The Company maintains a Retirement Pension Plan (the "Pension Plan") for its salaried employees. The Pension Plan is a defined benefit pension plan providing a formula benefit, on vesting, for employees 21 years of age or older who have completed one year of service with the Company. The Pension Plan generally takes into account credited service and annual compensation earned under the pension plan of a predecessor of the Company (the "Predecessor Plan"), but the benefit payable from the Pension Plan, depending on the circumstances, may be reduced by any benefit payable under the Predecessor Plan.

                  The following table shows the estimated annual benefits upon retirement to participants in the Pension Plan in specified annual compensation and years of credited service classifications. The amounts shown are subject to the maximum benefit limitations set forth in Section 415 of the Internal Revenue Code of 1986 (the "Code") and are subject to reduction for amounts payable under the Predecessor Plan. The pension benefits shown are based upon retirement at age 65 and the payment of a single-life annuity to the participants. The pension benefits in the table reflect the limitation under Section 401(a)(17) of the Code on the maximum amount of annual compensation ($150,000 effective February 1, 1994 and $160,00 effective February 1, 1997 (the "Code Limitation")), that can be utilized for determining benefits under the Pension Plan.


                                                        Years of Credited Service at Retirement
                         ----------------------------------------------------------------------------------------------------
Highest Five
Year Average
Annual                       5             10            15              20              25             30             35
Compensation*            -------        -------       -------          -------        -------        -------         -------
-------------
  $100,000               $ 6,722        $13,444       $20,165          $26,887        $33,609        $40,331         $47,053
   110,000                 7,472         14,944        22,415           29,887         37,359         44,831          52,303
   120,000                 8,222         16,444        24,665           32,887         41,109         49,331          57,553
   130,000                 8,972         17,944        26,915           35,887         44,859         53,831          62,803
   140,000                 9,722         19,444        29,165           38,887         48,609         58,331          68,053
   150,000                10,472         20,944        31,415           41,887         52,359         62,831          73,303
   160,000                10,622         21,244        31,865           42,487         53,109         63,731          74,353



* Annual compensation is the amount reportable on a participant's Form W-2 for federal income tax purposes, and consists of the amounts reported in the table included under "Summary of Compensation in the 1997, 1996 and 1995 fiscal years as salary, bonus, other annual compensation and all other compensation.

                  Credited years of service for benefit accruals under the Pension Plan, as of December 31, 1997, for the following executive officers are:

                 Brian A. Moorstein                 14 years
                 Rodney J. Peckham                  12 years
                 Gary E. Schafer                     8 years

A participant's annual pension payable as of his or her normal retirement date at age 65 will be equal to 1% of that portion of the participant's "final average compensation" (as defined in the Pension Plan) which is equal to the "social security integration level" (as defined in the Pension Plan) in effect for the year in which the participant retires, plus 1-1/2% of that portion of the participant's final average compensation in excess of the social security integration level, multiplied by the number of years of credited service not to exceed 35 years. A reduced pension benefit is payable upon (i) early retirement at or after age 55, (ii) death, under certain circumstances, and (iii) disability if the participant has completed at least five years of vesting service. A reduced pension benefit is also payable, at the election of a participant who terminates employment after completing at least five years of vesting service, at any time at or after age 55. Generally, the payment of benefits will be in the form of a straight life annuity for participants who are not married and a joint and survivor annuity for those who are married.

Employment Contracts

                  On January 26, 1998, Mr. Moorstein was appointed President of the Company and Mr. Peckham was appointed Executive Vice President Finance, Administration and Strategic Planning and Chief Financial Officer. Each of them has an employment agreement with the Company with a term running through January 26, 2000. The term will automatically be extended for an additional year each January 26, unless the Company notifies the executive on or before the preceding January 26 of its election not to extend the agreement. Under the agreements, each of Messrs. Moorstein and Peckham receives an annual salary of not less than $265,000 and will participate in the Management Incentive Plan and the Executive Stock Option Plan.

                  Each agreement also provides that if the Company elects (i) not to extend the term of the agreement or (ii) if the executive's employment is terminated without cause (or his duties, title, authority or reporting responsibilities are materially reduced) within two years after the occurrence of certain events deemed under the agreements to constitute a change in control of the Company, the executive will receive a termination award equal to 200% of his then current salary, plus an amount equal to the average of the annual incentive bonuses paid to him over the three completed years preceding the date of termination. Depending on certain circumstances, the termination award would be payable in one lump sum immediately after the Company's election not to extend the agreement or the date of termination of employment, as the case may be, or payment of one-half of the termination award would be deferred six months.

Agreements Relating to a Change In Control

                  Under the Company's Incentive Compensation and Retention Program (the "Program"), adopted in November 1996, an aggregate of $1,500,000 of bonus compensation became payable to certain employees of the Company in part in connection with the Company's emergence from bankruptcy and in part on a discretionary basis during the 1997 fiscal year. One-half of this amount was paid in August 1997 and the balance was paid in late January 1998. This program also provides that certain key employees, including Mr. Schafer, will be entitled to receive termination awards if terminated "without cause" (as defined in the Program) after a "change in control" of the Company and within two years after the date of confirmation of the Company's Plan of Reorganization (July 9, 1997). A termination award would be equal to 150% of the affected employee's base salary at the time of the termination. Since a "change in control" was defined under the Program to include, among other things, the confirmation of the Company's Plan of Reorganization, termination awards will be payable to such key employees if their employment is terminated "without cause" at any time prior to July 9, 1999. (See also, the description of certain change in control provisions relating to the acceleration of the exercisability of stock options granted or to be granted pursuant to the Company's 1997 Directors Compensation Plan under "Proposed Approval of 1997 Directors Compensation Plan".)

Indemnity Agreements

                  The Company is party to an indemnity agreement with each of its directors and certain of its executive officers which provides that the indemnitee will be entitled to receive indemnification, which may include advancement of expenses, to the full extent permitted by law for all expenses, judgements, fines, penalties and settlement payments incurred by the indemnitee in actions brought against the indemnitee in connection with any act taken in the indemnitee's capacity, and within the indemnitee's scope of authority, as a director or executive officer of the Company. These agreements provide for the appointment of independent legal counsel to determine whether a director or executive officer is entitled to indemnity after a change in control. It also requires the Company to use reasonable efforts to maintain specified levels of directors' and officers' liability insurance for so long as an indemnitee may be subject to any possible, threatened or pending action, except that the Company will not be obligated to pay annual premiums to do so in excess of 150% of the annualized rate of premiums paid during the 1997 fiscal year.

Section 16(a) Beneficial Ownership Reporting Compliance

                  Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, executive officers and persons who own beneficially more than 10% of the outstanding Common Stock to file with the Securities Exchange Commission initial reports of beneficial ownership and reports of changes in beneficial ownership of the Common Stock and other securities of the Company on Forms 3, 4 and 5, and to furnish the Company with copies of all such forms they file. Based on a review of copies of such reports furnished to it, the Company believes that all of the Company's directors and officers timely filed all reports required during the Company's 1997 fiscal year, except that the Form 3 for Mr. Kjorlien was filed late.

                          Comparative Performance Graph

                  The Securities and Exchange Commission requires the Company to present a chart comparing the cumulative total shareholder return on the Common Stock with the cumulative total shareholder return of (i) a broad equity market index and (ii) either a nationally-recognized industry standard or a peer group selected by the Company. The Company has selected, for purposes of this performance comparison, the following eight public companies believed to offer products or services similar to those offered by the Company, and the provision of which products or services represents a significant portion of their respective businesses (the "Selected Peer Group"): Burlington Industries Equity, Inc., Concord Fabrics, Inc., Delta Woodside Industries, Inc., Dixie Yarns, Inc., Galey & Lord, Inc., Johnston Industries, Inc., Spring Industries, Inc. and Texfi Industries, Inc.

                  The chart assumes that $100 had been invested on July 23, 1997 (the date of the Company's emergence from bankruptcy) in each of the Common Stock, The Nasdaq Stock Market Composite Index and the Selected Peer Group (weighted on the basis of capitalization), and that all dividends were reinvested (except as to the Company since it has paid no dividends during this period) and is adjusted for stock splits and stock dividends. The chart would normally be for a five-year period. However, the Common Stock has been publicly traded in the over-the-counter market only since July 23, 1997. Accordingly, the chart covers only the period from July 23, 1997 to May 31, 1998. For the five-year period consisting of the 1997, 1996, 1995, 1994 and 1993 fiscal years of the Company, the Company realized a cumulative loss applicable to common shareholders of $41.8 million.

[Graph inserted here.]




                            29-Jul-97    31-Aug-97    30-Sep-97    31-Oct-97   30-Nov-97     31-Dec-97    31-Jan-98
                            ---------    ---------    ---------    ---------   ---------     ---------    ---------
Forstmann                       100           123         112          112          105           118          131
Nasdaq Composite Index          100           101         107          102          102           101          104
Peer Group                      100           98          109          105          107           105          105


                            28-Feb-98    31-Mar-98   30-April-98   31-May-98
                            ---------    ---------   -----------   ---------
Forstmann                       133          132          129           92
Nasdaq Composite Index          113          118          120           113
Peer Group                      117          121          123           123

                       PROPOSED APPROVAL OF 1997 DIRECTORS
                                COMPENSATION PLAN

                             (Item 2 on Proxy Card)

                  In October 1997, the Board of Directors of the Company adopted the 1997 Directors Compensation Plan (the "Directors Plan"), which is being submitted and recommended to the shareholders for approval. Approval of the Directors Plan requires the affirmative vote of a majority of all votes cast at the Annual Meeting. The following description of the principal features of the Directors Plan is qualified in its entirety by reference to the full text of the Directors Plan, which is set forth in Exhibit A.

                  Purposes. The purposes of the Directors Plan are to enable the Company to attract, retain and motivate the best qualified directors and to enhance a long-term mutuality of interest between the directors and the shareholders by providing the directors with stock ownership and granting them options to purchase shares of the Common Stock.

                  Term. The Directors Plan became effective on December 19, 1997 and will terminate on December 31, 2007, unless earlier terminated by the shareholders of the Company.

                  Participants. Directors of the Company who are not also officers or employees of the Company or its subsidiaries are eligible to participate in the Directors Plan (each a "Participant"). Currently, only the two nominees for director are eligible to participate in the Directors Plan.

                  Directors Fees. Each Participant will receive for services as a director a payment of $3,000 for each fiscal quarter during each fiscal year of the Company from 1998 through 2007, subject to a prorated adjustment if the Participant was not a director at the time of each meeting of the Board of Directors held during such fiscal quarter. Each Participant will also receive a $1,000 fee for each meeting of the Board of Directors he or she attends in each fiscal year from 1998 through 2007 in excess of six meetings during such fiscal year. Each Participant who also serves as Chairperson of the Board of Directors or of any committee thereof will also receive an additional fee of $375 for each fiscal quarter of such fiscal years.

                  Shares Subject to the Directors Plan. A total of 450,000 shares of the Common Stock will be available, and have been reserved, for issuance under the Directors Plan pursuant to stock options granted or to be granted, and share awards made or to be made, under the Directors Plan. The Directors Plan provides for the automatic grant of a fixed number of stock options and the automatic making of share awards having a fixed fair market value to each Participant. If any stock option or share award made under the Directors Plan is canceled or forfeited, the shares subject to the stock option or share award will again be available for issuance under the Directors Plan.

                  Stock Options. The Directors Plan authorizes the Company to grant non-qualified stock options, but not incentive stock options (within the meaning of Section 422 of the Code). On the date that an individual becomes a Participant, he or she will automatically be granted an option to purchase 12,000 shares of the Common Stock (an "Initial Option"). On the third anniversary of such initial grant and on each anniversary date thereafter, provided that a Participant is still a director, he or she will automatically be granted an option to purchase an additional 2,500 shares. Each option will become exercisable as to one-third of the shares subject to such option on the date of grant and on each of the first two anniversary dates of the date of grant. Options will be exercisable for a term of 10 years or until earlier terminated, as described below.

                  The exercise price of an option granted under the Directors Plan will be the Fair Market Value of the Common Stock on the date of grant, except that the exercise price of any Initial Option will in no event be less than $12.88 per share. The exercise price of an option, together with any required taxes, must be paid in full at the time of exercise in cash, by the delivery of shares of the Common Stock (subject to certain conditions) or a combination of cash and shares.

                  For these purposes (and for purposes of the share awards discussed below), "Fair Market Value" is defined as the average daily Market Price of the Common Stock for the 20-day period immediately preceding the date as of which Fair Market Value is being determined. "Market Price" is defined as the closing price of the Common Stock on the principal securities exchange on which it is traded. If the Common Stock is not traded on a securities exchange, but is reported by the National Association of Securities Dealers, Inc. Automated Quotation System and market information is published on a regular basis in The New York Times or The Wall Street Journal, then the Market Price will be deemed to be the average of the published high and low sales price or the published daily bid and asked prices of the Common Stock, as so published, for the date as of which Market Price is being determined. If market information is not so published on a regular basis, then Market Price will be deemed to be the average of the high bid and low asked prices of the Common Stock in the over-the-counter market for the date as of which the Market Price is being determined, as reported by the National Association of Securities Dealers Automated Quotation System, or, if not so reported, by a generally accepted reporting service. If the Common Stock is not then publicly traded, the Market Price will be the fair value thereof as determined in good faith by the Board of Directors.

                  Acceleration of Vesting. If a Participant dies or becomes permanently disabled, any stock option granted to such Participant will become 100% vested and may be exercised by the Participant or his or her designated beneficiary at any time prior to the expiration of the term of the stock option or within one year following the Participant's death or permanent disability, whichever period is shorter. If a Participant ceases to be a director for any reason other than death or permanent disability, any stock option granted to such Participant which is then 100% vested may be exercised at any time prior to the expiration of the term of the stock option or the 90th day following the Participant's termination of employment, whichever period is shorter. All stock options which are not vested as of the date a Participant ceases to be a director for any reason other than death or permanent disability will be forfeited.

                  In addition, in the event of a "change in control" any stock option then held by a Participant will become 100% vested and may be exercised by the Participant or his or her designated beneficiary at any time prior to the expiration of the stock option or within 90 days after the change in control, whichever period is shorter. For purposes of the Directors Plan, a change in control will be deemed to have occurred if (i) any "person" or "group" (within the meaning of Section 13(d) or 14(d)(2) of the Securities Exchange Act of 1934 and the rules thereunder), other than affiliates of the Company, becomes the beneficial owner of securities of the Company representing 40% or more of the combined voting power of the then outstanding securities of the Company, (ii) a majority of the Board of Directors at any time ceases for any reason other than death or disability to be composed of persons who were directors 24 months prior to such time ("Incumbent Directors") or whose election to the Board of Directors had been approved by Incumbent Directors or (iii) the shareholders approve a definitive agreement for (A) the sale of all or substantially all of the assets of the Company or (B) the merger or other business combination of the Company, pursuant to which (1) the stock of the surviving company is not readily tradeable in an established securities market, (2) a majority of the directors of the surviving entity are persons who were not directors of the Company immediately prior to the merger and are not nominees of the Company or (C) a "person" or "group" (as defined above), other than the Company or an affiliate of the Company becomes the beneficial owner of securities of the surviving entity representing 40% or more of the combined voting power of the then outstanding securities of the surviving entity.

                  Share Awards. Each Participant will receive for services as a director, for each fiscal quarter during each fiscal year of the Company from 1998 through 2007, an award of that number of shares of the Common Stock (rounded to the nearest whole number) as equals $3,000 divided by the Fair Market Value of a share of the Common Stock as of the last business day of such fiscal quarter, subject to a prorated adjustment if the Participant was not a director at the time of each meeting of the Board of Directors held during such fiscal quarter.

                  Pursuant to the Directors Plan, 239 shares of the Common Stock were awarded to Mr. Kjorlien, and 159 shares were awarded to Mr. Gregory in respect of their services as directors during the fiscal quarter of the Company ended November 2, 1997, based on a Fair Market Value of $12.56 per share. Mr. Kjorlien was a director during all of such fiscal quarter, while Mr. Gregory was appointed to the Board on September 15, 1997. Further, 217 shares of the Common Stock were awarded to each of the directors for the fiscal quarter of the Company ended February 2, 1998 based on a Fair Market Value of $ 13.83 per share, and 222 shares of the Company Stock were awarded to each director for the fiscal quarter ended May 3, 1998 based on a Fair Market Value of $13.50.

                  Pursuant to the Directors Plan, a Participant may elect, on or before December 31 of any calendar year ending on or before December 31, 2006, to defer receipt of all or any part of any share award payable in respect of the calendar year following the year in which such election is made, and to have such amounts credited to a stock account under the Directors Plan. In addition, any person who becomes a Participant during any calendar year ending on or before December 31, 2007 may elect, not later than the 30th day after he or she becomes a Participant, to defer payment of all or any part of his or her share award payable with regard to the portion of such calendar year following such election. A deferral election will continue in effect unless and until a Participant revokes or modifies such election by written notice to the Company. Any such revocation or modification will become effective as of the end of the calendar year in which such notice is given and only with respect to any share award in subsequent calendar years. Further, a Participant who has revoked an election may file a new election to defer share awards in the calendar year following the year in which such new election is filed.

                  Any share award which is deferred by a Participant will be deemed to be invested in a number of notional shares of the Common Stock ("Units") equal to the number of shares the Participant would have received under the Plan had he or she not elected to defer the share award. Whenever a dividend other than a dividend payable in the form of shares of the Common Stock is declared with respect to the shares, the number of Units in the Participant's stock account under the Director's Plan will be increased by the number of Units determined by dividing (i) the product of (A) the number of Units in the Participant's stock account on the related dividend record date, multiplied by
(B) the amount of any cash dividend declared by the Company on a share of the Common Stock (or, in the case of any dividend distributable in property other than Shares, the per share value of such dividend, as determined by the Company for purposes of income tax reporting) by (ii) the Fair Market Value on the related dividend payment date. In the case of any dividend declared on the shares which is payable in shares, the Participant's stock account will be increased by the number of Units equal to the product of (i) the number of Units credited to the Participant's stock account on the related dividend record date, multiplied by (ii) the number of shares (including any fraction thereof) distributable as a dividend on a share. In the event of any change in the number or kind of outstanding shares by reason of any recapitalization, reorganization, merger, consolidation, stock split or any similar change affecting the shares, other than a stock dividend as provided above, the Board of Directors will make an appropriate adjustment in the number of Units credited to the Participant's stock account. Fractional Units will be credited, but will be rounded to the nearest hundredth percentile, with amounts equal to or greater than .005 rounded up and amounts less than .005 rounded down.

                  A Participant may elect to receive distribution of the value of his or her stock account under the Director's Plan on termination of his or her service as a director or earlier, in cash , in shares or in a combination of cash and shares. Distributions will begin immediately following the date a Participant ceases to be a director or on the first business day of any calendar year following the calendar year in which the Participant ceases to be a director and will be in one lump-sum payment or in such number of annual installments (not to exceed ten) as a Participant may designate. If a Participant elects to receive distributions prior to his or her ceasing to be a director, such election must be made on or before June 30 of the year prior to the year in which the distribution is to occur.

                  Transferability. In general, stock options and share awards granted under the Directors Plan are not assignable or transferable by a Participant, except under the limited circumstances contemplated by the Directors Plan.

                  Administration. The Directors Plan provides that it will be administered by the Board of Directors. Under the Directors Plan, the Board of Directors has the sole authority, among other things, to grant awards, determine terms, conditions and limitations applicable to awards, establish rules, procedures, regulations and guidelines relating to the Directors Plan generally; and to construe and interpret the Directors Plan. The Board of Directors may not, however, have any discretion as to the selection of Participants or the number of stock options or share awards that may be granted under the Directors Plan. Further, the Directors Plan may not be amended in a manner that would alter or impair any rights of any Participant or any obligations of the Company under any stock option or share award theretofore granted in any manner adverse to such Participant without the consent of such Participant.

                  The Directors Plan provides that, if the Board of Directors determines that any stock dividend, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, exchange of shares, warrants or rights offering to purchase Common Stock at a price substantially below fair market value or other similar event affects the Common Stock such that an adjustment is required to preserve, or to prevent enlargement of, the benefits or potential benefits made available under the Directors Plan, the Board of Directors may make equitable adjustments in any or all of (i) the number and kind of shares which thereafter may be awarded or optioned and sold under the Directors Plan, (ii) the number and kinds of shares subject to outstanding stock options and share awards and (iii) the grant, exercise or conversion price with respect to any of the foregoing. Additionally, the Board may make provisions for a cash payment to a Participant or a person who has an outstanding stock option or share award.

                  Federal Income Tax Consequences. Under current federal income tax laws and regulations and judicial interpretations thereof, which are subject to change at any time, the grant of a stock option under the Directors Plan will create no tax consequences for the participant or the Company. On exercise of a non-qualified stock option, a Participant must recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the stock on the exercise date. At such time, the Company will receive a deduction for the same amount (assuming the applicable requirements of Section 162(m) of the Code have been met).

                  With respect to share awards, a Participant must recognize ordinary income in an amount equal to the cash or the fair market value of the shares of the Common Stock received, when received. The Company will receive a deduction for the same amount, provided that, at the time the income is recognized, a Participant either is not a covered employee or does not have total compensation in excess of $1,000,000 for the year of recognition (other than compensation that otherwise meets the requirements of Section 162(m) of the
Code). The tax treatment on disposition of shares acquired under the Directors Plan will depend on how long the shares have been held.

                            ------------------------

                  The Board of Directors believes that it is in the best interests of the Company and its shareholders that the Directors Plan be approved. The Board of Directors believes that the future success of the Company will in large part depend on its ability to attract, retain and motivate directors through, among other things, such incentive compensation programs. Accordingly, the Board of Directors has adopted, and recommends that the shareholders approve, the Directors Plan.

                  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL TO APPROVE THE ADOPTION OF THE DIRECTORS PLAN.

                       PROPOSED AMENDMENT OF THE ARTICLES
                   INCREASING THE NUMBER OF AUTHORIZED SHARES
              OF COMMON STOCK FROM 10,000,000 TO 35,000,000 SHARES

                           (Item 3 on the Proxy Card)

                  The Board of Directors has proposed and recommends to the shareholders that Article V of the Articles be amended to increase the number of authorized shares of the Common Stock from 10,000,000 shares to 35,000,000 shares. Adoption of the proposed amendment requires the approval of the holders of a majority of the outstanding shares of the Common Stock. A copy of Article V, as proposed to be amended, is set forth in Exhibit B to this Proxy Statement.

                  Article V currently authorizes the Company to issue up to 10,000,000 shares of the Common Stock, of which 4,386,390 shares were issued and outstanding as of the Record Date. In addition, 87,756 shares of the Common Stock were reserved for issuance on exercise of outstanding warrants issued in connection with the Plan of Reorganization, 487,528 shares were reserved for issuance under the Company's Executive Stock Option Plan and 448,046 shares are reserved for issuance under the Directors Plan. Thus, as of the Record Date, there were 5,409,720 shares of the Common Stock outstanding or reserved for issuance, leaving only 4,590,280 shares available for other corporate purposes.

                  Further, pursuant to the Company's Shareholders' Rights Plan, adopted by the Board of Directors on October 9, 1997 (the "Rights Plan"), shareholders of record on October 29, 1997 were granted rights (the "Rights") to purchase one share of the Common Stock at an exercise price of $60 for each share of the Common Stock held on that date. Under the Rights Plan, if certain events relating to a potential change in control occur, such as the acquisition of, or the announcement of a tender offer for, 25% or more of the then outstanding shares of the Common Stock by a person or group, the Rights will become exercisable at a price per share equal to 50% of the then current market price per share of the Common Stock or the Board of Directors may elect to issue one share of the Common Stock for each outstanding Right. The Rights expire on October 28, 2007 if not earlier exercised or redeemed.

                  The Board of Directors believes that the proposed increase in the number of authorized shares of the Common Stock is desirable because it would provide the Company with greater flexibility of action to meet future capital requirements through equity financings and to take advantage of favorable market conditions and possible acquisition opportunities without the delay and expense ordinarily attendant on obtaining further shareholder approvals. Additional shares would also be available for stock splits or stock dividends if the Board of Directors decides that it would be desirable to broaden the public ownership of, or enhance the market for, the Common Stock, and for other corporate purposes, including employee benefit plans. The Board of Directors believes that the 10,000,000 shares of the Common Stock currently authorized are inadequate to provide the desired degree of flexibility.

                  While there are no present plans, understandings or agreements which would involve the issuance of the additional shares of the Common Stock proposed to be authorized, shareholders should be aware of the fact that the Company is actively seeking acquisition opportunities as part of its strategic plan such as the recent acquisition of Arenzano Trading Co. in May 1998. If the proposed amendment is approved, however, the Board of Directors will be empowered to authorize the issuance of up to an additional 25,000,000 shares of the Common Stock, from time to time, for such purposes, to such persons and for such consideration as it may deem desirable, without further authorization by the shareholders, except as may be required by the Georgia corporation law, other applicable laws or the rules of The Nasdaq Stock Market or any stock exchange on which the shares of the Common Stock may eventually be listed or traded. The timing of the actual issuance of additional shares of the Common Stock will depend on, among other things, market conditions and the specific purpose for which the shares are to be issued.

                  Shareholders will not have any preemptive rights to acquire the shares of the Common Stock authorized by the proposed amendment. Any new shares of the Common Stock, when issued, will have the same rights as the shares of the Common Stock now outstanding. The proposed increase in the number of authorized shares of the Common Stock will not change the number of shares of the Common Stock currently outstanding or the rights of the holders of the Common Stock. Depending on circumstances, however, issuance of the additional shares of the Common Stock could affect existing shareholders by dilution of their voting power as well as earnings and book value per share.

                  Possible Anti-Takeover Effect. Shareholders should also consider the possible anti-takeover effects of the issuance of additional shares of authorized Common Stock discussed below under "Possible Antitakeover Effects of the Common Stock and Preferred Stock Proposals".

                  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL TO AMEND ARTICLE V OF THE ARTICLES TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK.


                       PROPOSED AMENDMENT OF THE ARTICLES
                       AUTHORIZING THE ISSUANCE OF SHARES
                               OF PREFERRED STOCK

                           (Item 4 on the Proxy Card)

                  The Articles currently do not authorize the Company to issue shares of the Preferred Stock and, in fact, Article V of the Articles prohibits the issuance by the Company of any class of non-voting stock. The Board of Directors has proposed and recommends to the shareholders that Article V of the Articles be amended to authorize the issuance by the Company of up to 1,000,000 shares of a new class of undesignated or "blank check" Preferred Stock, par value $0.01 per share (the "Preferred Stock"), which may be issued in one or more series. The Board of Directors will be authorized to fix the designations, rights, preferences, powers and limita tions of each series of the Preferred Stock. Adoption of the proposed amendment requires the approval of the holders of a majority of the outstanding shares of the Common Stock. A copy of Article V, as proposed to be amended, is set forth in Exhibit B to this Proxy Statement.

                  The term "blank check" preferred stock refers to stock which gives the board of directors of a corporation the flexibility to create one or more series of preferred stock, from time to time, and to determine the relative rights, preferences, powers and limitations of each series, including, without limitation: (i) the number of shares in each series, (ii) whether a series will bear dividends and whether dividends will be cumulative, (iii) the dividend rate and the dates of dividend payments, (iv) liquidation preferences and prices, (v) terms of redemption, including, timing, rates and prices, (vi) conversion rights, (vii) any sinking fund requirements, (viii) any restrictions on the issuance of additional shares of any class or series, (ix) any voting rights and
(x) any other relative, participating, optional or other special rights, preferences, powers, qualifications, limitations or restrictions.

                  Shares of the Preferred Stock may have priority over the Common Stock with respect to dividends (which may be made cumulative with respect to the Preferred Stock) and with respect to the assets of the Company upon liquidation, and could reduce the amount of assets available for distribution to the holders of the Common Stock on a liquidation of the Company. Depending on the particular terms of any series of the Preferred Stock, holders thereof may have significant voting rights and the right to representation on the Company's Board of Directors. In addition, the approval of the holders of shares of the Preferred Stock, voting as a class or as a series, may be required for the taking of certain corporate actions, such as mergers.

                  The   Board  of   Directors   believes   that  the   proposed
authorization of the issuance of shares of the Preferred Stock, like the proposed increase in the Company's authorized Common Stock, is desirable because it would provide the Company with increased flexibility of action to meet future capital requirements through equity financings and to take advantage of favorable market conditions and possible acquisition opportunities without the delay and expense ordinarily attendant on obtaining further shareholder approvals. The Board of Directors believes that the authorization of the Preferred Stock would give the Board of Directors even greater flexibility than will be obtained if the proposed increase in the number of authorized shares of the Common Stock is approved, as various series of the Preferred Stock may be customized to meet the needs of any particular transaction or market conditions.

                  While there are no present plans, understandings or agreements which would involve the issuance of shares of the Preferred Stock, shareholders should be aware of the fact that the Company is actively seeking acquisition opportunities as part of its strategic plan such as the recent acquisition of Arenzano Trading Co. in May 1998. If the proposed amendment is approved, however, the Board of Directors will be empowered to authorize the issuance of up to 1,000,000 shares of the Preferred Stock, from time to time, for such purposes, to such persons and for such consideration as it may deem desirable, without further authorization by the shareholders, except as may be required by the Georgia corporation law, other applicable laws or the rules of The Nasdaq Stock Market or any stock exchange on which the shares of the Common Stock or the Preferred Stock may eventually be listed or traded. The timing of the actual issuance of shares of the Preferred Stock will depend on, among other things, market conditions and the specific purpose for which the shares are to be issued.

                  Shareholders will not have any preemptive rights to acquire shares of the Preferred Stock authorized by the proposed amendment. The proposed authorization of the issuance of shares of the Preferred Stock will not change the number of shares of the Common Stock currently outstanding or the rights of the holders of the Common Stock. Under certain circumstances, however, issuance of shares of the Preferred Stock could affect existing shareholders by dilution of their voting power as well as earnings and book value per share, especially in the case of the Preferred Stock which is convertible into shares of the Common Stock.

                  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL TO AMEND ARTICLE V OF THE ARTICLES TO AUTHORIZE THE ISSUANCE OF SHARES OF
"BLANK CHECK" PREFERRED STOCK.

                       ----------------------------------

Possible Anti-takeover Effects of Common Stock and Preferred Stock Proposals

                  The primary purpose of the proposals to amend the Articles to increase the number of shares of the Common Stock that the Company is authorized to issue and to authorize the issuance of shares of the Preferred Stock in various series is to provide the Company with flexibility of action to meet future capital requirements through equity financings and to take advantage of favorable market conditions and possible acquisition opportunities without the delay and expense ordinarily attendant on obtaining further shareholder approval.

                  Shareholders should recognize, however, that the issuance of shares of the Common Stock or the Preferred Stock may have the effect of discouraging or thwarting persons seeking to take control of the Company through a tender offer, proxy fight or otherwise or seeking to bring about removal of incumbent management or a corporate transaction such as a merger. For example, the issuance of shares of the Common Stock in a public or private sale, merger, in exchange for the Rights or in a similar transaction would increase the number of the Company's outstanding shares, thereby diluting the interest of a party seeking to take over the Company. Further, the Preferred Stock may be viewed as having the effect of discouraging an attempt by another person or entity, through the acquisition of a substantial number of shares of the Common Stock, to acquire control of the Company, since the authorization of "blank check" Preferred Stock could be used by the Board of Directors for adoption of a shareholder rights plan or "poison pill".

                  The Common Stock and Preferred Stock proposals have not been made in response to, and are not being presented to deter, any effort to obtain control of the Company and are not being proposed as anti-takeover measures. It should be noted that any action taken by the Company to discourage an attempt to acquire control of the Company might result in shareholders not being able to participate in any possible premiums which might be obtained in the absence of anti-takeover provisions. Any transaction which may be so discouraged or avoided could be a transaction that the Company's shareholders might consider to be in their best interests. However, the Board of Directors has a fiduciary duty to act in the best interests of the Company's shareholders at all times.

                  The possible anti-takeover effects of the Common Stock and Preferred Stock proposals should be considered together with the Rights Plan (see description on page 17, above) and certain provisions of the Company's By-Laws which are designed to provide the Board of Directors with adequate time to consider and prepare a response to proposals made by a potential acquiror, but which may be viewed as having an anti-takeover effect. These provisions are:

                  Section 2.02, which provides in part that, if any shareholders wish to call a special meeting of the shareholders, they may require the Company to do so only by providing a written request to such effect from shareholders holding not less than 66-2/3% of the shares of the Common Stock then outstanding and entitled to vote at a meeting, which request must also state the purposes for which the meeting is being called;

                  Section 2.11, which provides that a shareholder may bring a proposal before a meeting of the shareholders only if the shareholder provides the Company with not less than 60 days' and not more than 90 days' notice prior to the meeting; provided that, if less than 70 days' notice or public disclosure of the date of the meeting is given by the

         Company, such notice by a shareholder will be timely if given not more than 10 days after the Company's notice or public disclosure of the date of such meeting was mailed or made. (In this regard, it should be noted that the federal securities laws generally contemplate that shareholder proposals that a proponent wishes to be included in the Company's proxy materials must be received not less than 120 days in advance of the date of the proxy statement released in connection with the previous year's annual meeting.) Further, the shareholder's notice must contain specified information, including a statement of the names, addresses and numbers of shares held by the persons making the proposal and all persons acting in concert with them, a description of the proposal and of any interest the persons making it may have in the proposal and such other information as the Board of Directors may reasonably prescribe from time to time as necessary or appropriate for the shareholders and the Board of Directors to consider the proposal;

                  Section 2.12, which, among other things, provides that, in order for an action to be taken by the shareholders by written consent in lieu of a meeting, all written consents necessary to constitute the required majority be dated within 60 days of each other and that the there will be a record date for determining the shareholders entitled to consent in writing to a proposed action to be fixed by the Board of Directors on request of any shareholder seeking to have the shareholders take such action by written consent. The Board of Directors is required to set the record date within 10 days of the request and the record date may be no earlier than the date it is fixed by the Board and may not be later than 10 days after the date it is fixed; and

                  Section 3.04, which provides that if shareholders wish to nominate persons for election to the Board of Directors they must follow notice procedures comparable to those set forth in Section 2.11 for shareholder proposals.

                       PROPOSED AMENDMENT OF THE ARTICLES
                         TO REDUCE THE MINIMUM NUMBER OF
                           DIRECTORS FROM FIVE TO TWO

                           (Item 5 on the Proxy Card)

                  Article IX of the Articles currently provides that the Corporation "shall have a minimum of five and a maximum of seven directors. The Board of Directors of the corporation may, from time to time, within the minimum and maximum, change the number of directors." Article III, Section 3.2, of the Company's ByLaws contains a similar provision.

                  The Company's Board of Directors currently consists of the two directors who have been nominated for re-election. While the Board may consider the appointment or nomination of additional directors in the future, it believes that, at the present time, two directors are sufficient to perform the tasks of the Board of Directors and that a smaller number of directors makes for efficiencies and cost-savings that would not necessarily be available with a larger board.

                  Accordingly, in order to resolve any uncertainties that may arise as to whether the current three vacancies in the Board must be filled and the effect, if any, of their remaining vacant, the Board has proposed and recommends to the shareholders that Article IX be amended to reduce the minimum number of directors from five to two. As amended, Article IX would read as follows:

                  The Corporation shall have a minimum of two and a maximum of seven directors. The Board of Directors of the Corporation may, from time to time, within the minimum and maximum, change the number of directors.

If this proposal is adopted, the Board of Directors will make a conforming change to Article III, Section 3.2, of the Company's By-Laws, pursuant to its authority to amend the By-Laws pursuant to Article IX of the By-Laws.

                  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL TO AMEND ARTICLE IX OF THE ARTICLES TO REDUCE THE MINIMUM NUMBER OF
DIRECTORS FROM FIVE TO TWO.

                        SELECTION OF INDEPENDENT AUDITORS

                             (Item 6 on Proxy Card)

                  The Board of Directors has selected, subject to ratification by the shareholders, Deloitte & Touche LLP as the Company's independent auditors and to audit the Company's financial statements for the fiscal year ending November 1, 1998. Deloitte & Touche LLP has served as independent auditors for the Company and its predecessor since 1985. Representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

                  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" RATIFICATION OF THE SELECTION OF DELOITTE & TOUCHE LLP AS THE COMPANY'S INDEPENDENT
AUDITORS.

                       SUBMISSION OF SHAREHOLDER PROPOSALS

                  In order for a shareholder proposal to be eligible for inclusion in the Company's proxy material for the 1999 Annual Meeting of Shareholders, it must be submitted in writing and received by the Secretary of the Company at the Company's principal executive offices on or before March 15, 1999. The proposal must also meet other requirements of the Securities and Exchange Commission relating to shareholder proposals.

                                  OTHER MATTERS

                  As of the date of this Proxy Statement, the Board of Directors knows of no matter other than those described in this Proxy Statement which will be presented for consideration at the Annual Meeting. If other matters properly come before the Annual Meeting, the persons named in the accompanying form of proxy intend to vote on such matters in accordance with their best judgment.

                                  ANNUAL REPORT

                  Copies of the Company's Annual Report on Form 10-K for Fiscal 1997 and its Quarterly Report on Form 10-Q for the fiscal quarter ended May 3, 1998, , as filed with the Securities Exchange Commission, accompany this Proxy Statement. The Annual Report contains certified financial statements of the Company for the fiscal year ended November 2, 1997. Additional copies of the Annual Report and Quarterly Report may be obtained by any person who was a shareholder of the Company as of the Record Date, without charge, on written request to the Company at 1155 Avenue of the Americas, New York, New York 10036,
Attention: Investor Services.

                                             By Order of the Board of Directors


                                             Rodney J. Peckham
                                             Secretary

July 15, 1998

                  Please date, sign and return the enclosed proxy at your earliest convenience in the enclosed envelope. No postage is required for mailing in the United States.

                                                                      EXHIBIT A



                            FORSTMANN & COMPANY, INC.
                        1997 DIRECTORS COMPENSATION PLAN



i.       Purposes

The purposes of the Plan are to enable the Company to attract, retain and motivate the best qualified directors and to enhance a long-term mutuality of interest between the directors and stockholders of the Company by providing them with stock ownership and granting them options to purchase the Company's Common Stock.

ii.      Definitions

Unless the context requires otherwise, the following words as used in the Plan shall have the meanings ascribed to each below, it being understood that masculine, feminine and neuter pronouns are used interchangeably, and that each comprehends the others.

         (1) "Award" means any Option, Share or Unit awarded under the Plan.

         (2)  "Affiliate"   means  any   "subsidiary   corporation"  or  "parent
corporation" as such terms are defined in Section 424 of the Code.

         (3) "Agreement" means a written agreement (including any amendment or supplement thereto) between the Company and a Participant specifying the terms and conditions of an Option granted to such Participant.

         (4) "Board" means the Board of Directors of the Company.

         (5) "Cash Fees" means the amount of any fees that are payable by the Company in cash to a Participant, pursuant to Section 5 of the Plan, for services performed by the Participant as a director.

         (6) "Change in Control" means the occurrence of any of the following events:

                  (i) a majority of the members of the Board at any time cease for any reason other than due to death or disability to be persons who were members of the Board twenty-four months prior to such time (the "Incumbent Directors"); provided that any director whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the members of the Board then still in office who are Incumbent Directors shall be treated as an Incumbent Director; or

                  (ii) any "person," including a "group" (as such terms are used in Sections 13(d) and 14(d) (2) of the Exchange Act, but excluding the Company, its Affiliates, any employee benefit plan of the Company or any Affiliate, employees of the Company or any Affiliate or any group of which any of the foregoing is a member) is or becomes the "beneficial owner" (as defined in Rule 13(d) (3) under the Exchange

         Act), directly or indirectly, including without limitation, by means of a tender or exchange offer, of securities of the Company representing 40% or more of the combined voting power of the Company's then outstanding securities; or

                  (iii) the stockholders of the Company shall approve a definitive agreement (x) for the merger or other business combination of the Company with or into another corporation immediately following which merger or combination (A) the stock of the surviving entity is not readily tradeable on an established securities market, (B) a majority of the directors of the surviving entity are persons who (1) were not directors of the Company immediately prior to the merger and (2) are not nominees or representatives of the Company or
         (C) any "person," including a "group" (as such terms are used in Sections 13(d) and 14(d) (2) of the Exchange Act, but excluding the Company, its Affiliates, any employee benefit plan of the Company or any Affiliate, employees of the Company or any Affiliate or any group of which any of the foregoing is a member) is or becomes the "beneficial owner" (as defined in Rule 13(d) (3) under the Exchange
         Act), directly or indirectly, of 40% or more of the securities of the surviving entity or (y) for the direct or indirect sale or other disposition of all or substantially all of the assets of the Company, or

                  (iv) any other event or transaction that is declared by resolution of the Board to constitute a Change in Control for purposes of the Plan.

Notwithstanding  the  foregoing,  a "Change in  Control"  shall not be deemed to
occur  in  the  event  the  Company  files  for   bankruptcy,   liquidation   or
reorganization under the United States Bankruptcy Code.

         (7) "Code" means the Internal Revenue Code of 1986, as amended.

         (8) "Common Stock" means the common stock, $.01 par value, of the Company.

         (9) "Company" means Forstmann & Company, Inc.

         (10) "Disability" means the inability of the Participant to perform his duties for a period of at least six months due to a medical or physical infirmity.

         (11)  "Distribution  Election"  has the  meaning  ascribed  thereto  in
Section 8(d).

         (12) "Effective Date" means December 19, 1997.

         (13) "Fair Market Value" means, on any given date, the average daily Market Price of the Common Stock for the 20-day period immediately preceding the date as of which Fair Market Value is being determined.

         (14) "Grant Date" means, with respect to any Option, the date on which such Option is granted pursuant to the Plan.

         (15) "Initial Option" has the meaning ascribed thereto in Section 5(a).

         (16) "Market Price" means, on any given date, the closing price of the Common Stock on the principal securities exchange on which the Common Stock is traded. If the Common Stock is not traded on a securities exchange, but is reported by the National Association of Securities Dealers, Inc. Automated Quotation System and market information is published on a regular basis in The New York Times or The Wall Street Journal, then Market Price shall be deemed to be the average of the published high and low sales price or the published daily bid and asked prices of the Common Stock, as so published, for the date as of which Market Price is being determined. If market information is not so published on a regular basis, then Market Price shall be deemed to be the average of the high bid and low asked prices of the Common Stock in the over-the-counter market for the date as of which Market Price is being determined, as reported by the National Association of Securities Dealers Automated Quotation System, or, if not so reported, by a generally accepted reporting service. If the Common Stock is not publicly traded, Market Price shall be the fair value thereof as determined in good faith by the Board. In no case shall the Market Price be less than the par value of a share of Common Stock.

         (17) "Option" means an Initial Option and a Term Option that entitles the holder to purchase from the Company a stated number of shares of Common Stock at the price set forth in an Agreement. Options shall not be incentive stock options within the meaning of Section 422 of the Code.

         (18) "Participant" means a director of the Company who is neither an officer nor employee of the Company or any of its Affiliates.

         (19) "Plan" means the Forstmann & Company, Inc. 1997 Directors Compensation Plan.

         (20) "Share" means a share of Common Stock.

         (21) "Stock Account" means a memorandum account established to record the deferral of certain compensation otherwise payable to a Participant which shall be deemed invested in Units.

         (22) "Term Option" has the meaning ascribed thereto in Section 5(b).

         (23) "Units" has the meaning ascribed thereto in Section 8(c).

iii.     Administration

         (1) Powers of the Board. Except as provided in this Section 3, the Plan shall be administered by the Board. The Board shall have authority to grant Options upon such terms (not inconsistent with the provisions of the Plan) as the Board may consider appropriate. Such terms may include conditions (in addition to those contained in the Plan) on the exercisability of all or any part of an Option. The Board shall have complete authority to interpret all provisions of the Plan; to prescribe the form of any agreement; to adopt, amend, and rescind rules and regulations pertaining to the administration of the Plan with or without notice; and to make all other determinations necessary or advisable for the administration of the Plan. The express grant in the Plan of any specific power to the Board shall not be construed as limiting any power or authority of the Board. Any decision made, or action taken, by the Board in connection with the administration of the Plan shall be final and conclusive. No member of the Board shall be liable for any act done in good faith with respect to the Plan or any Agreement or any Option. All expenses of administering the

Plan shall be borne by the Company. All of the powers, duties and responsibilities of the Board specified in the Plan may, to the full extent permitted by applicable law, be exercised and performed by any duly constituted committee of the Board, in any such case, to the extent authorized by the Board to exercise and perform such powers, duties and responsibilities.

         (2) Disinterested Status. Notwithstanding the foregoing, neither the Board, any committee thereof nor any person designated pursuant to subsection 3(c) below may take any action which would cause any Participant to cease to be a "Non-Employee Director" for purposes of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, as then in effect, or any successor provisions, with regard to this Plan or any other stock option or other equity plan of the Company. In particular, neither the Board nor any committee thereof shall have any discretion as to

             (a) the selection of Participants as eligible to receive awards pursuant to the Plan;

             (b)   the number of Shares subject to Options awarded pursuant to
Section 5; or

             (c)   the  number  of Shares  that may be  awarded  pursuant  to
Section 7.

         (3) Delegation. The Board may designate the Chief Financial Officer of the Company, other officers or employees at the Company or competent professional advisors to assist the Board in the administration of the Plan, and may grant authority to such persons to execute agreements or other documents on its behalf.

iv.      Shares; Adjustment Upon Certain Events

         (1) Shares Available. The maximum number of shares of Stock in respect of which Awards may be made under the Plan shall be a total of 450,000 shares of Common Stock. Without limiting the generality of the foregoing, whenever shares are received by the Company in connection with the exercise of or payment for any Award granted under the Plan only the net number of shares actually issued shall be counted against the foregoing limit. Shares to be issued under this Plan shall be made available, at the discretion of the Board, either from authorized but unissued Shares or from issued Shares reacquired by the Company. In the event that any Award is payable solely in cash, no shares shall be deducted from the number of shares available for issuance under this
Section 4(a) by reason of such Award. In addition, if any Award in respect of shares is canceled or forfeited for any reason without delivery of shares of Common Stock, the shares subject to such Award shall thereafter again be available for award pursuant to the Plan.

         (2) Adjustment for Corporate Transactions. In the event that the Board shall determine that any stock dividend, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, exchange of shares, warrants or rights offering to purchase Common Stock at a price substantially below fair market value, or other similar event affects the Common Stock such that an adjustment is required to preserve, or to prevent enlargement of, the benefits or potential benefits made available under this Plan, then the Board may, in such manner as the Board may deem equitable, adjust any or all of (i) the number and kind of shares which thereafter may be awarded or optioned and sold under the Plan, (ii) the number and kinds of shares subject to outstanding Options and other Awards and (iii) the grant, exercise or conversion price with respect to any of the foregoing. Additionally, the Board may make provisions for a cash payment to a Participant or a person who has an outstanding Option or other Award. However, the number of shares subject to any Option or other Award shall always be a whole number.

         (3) No Limit on Corporate Action. The existence of this Plan and the Shares awarded hereunder shall not affect in any way the right or power of the Board or the shareholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of bonds, debentures, preferred or prior preference shares ahead of or affecting common shares, the dissolution or liquidation of the Company or any sale or transfer of all or part of its assets or business, or any other corporate act or proceeding.

v.       Option Awards

         (1) Initial Options. On the date an individual becomes a Participant in the Plan, he shall automatically be granted an Initial Option to purchase 12,000 Shares.

         (2) Term Options. On the date on which a Participant's Initial Option becomes 100% vested in accordance with Section 5(f) below and on each anniversary date thereafter, such Participant shall receive a Term Option to purchase 2,500 Shares.

         (3) Option Agreement. Options shall be evidenced by a written Option Agreement embodying the terms of this Section 5 and such other terms consistent with the Plan as the Board shall determine.

         (4) Option Term. If not previously exercised, each Option will expire on the earlier of the tenth (10th) anniversary of the Grant Date thereof or on the last day on which such Option is exercisable under Section 5(h) below.

         (5) Exercise Price. The exercise price per share of any Initial Option shall be the greater of Fair Market Value on the Grant Date thereof or $12.88. The exercise price per Share of any Term Option Award shall be Fair Market Value on the Grant Date thereof.

         (6) Exercisability. Each Option granted under the Plan shall become exercisable on a cumulative basis in three equal installments commencing on the Grant Date, subject to the acceleration provisions of Sections 5(h) 5(i) below.

         (7) Procedure for Exercise. A Participant electing to exercise one or more Options shall give written notice to the Chief Financial Officer of the Company of such election and the number of Shares he or she has elected to purchase. Shares purchased pursuant to the exercise of Options shall be paid for at the time of exercise in cash or by delivery to the Company of unencumbered Shares owned by the Participant for at least six months (or such longer period as is required by applicable accounting standards to avoid a charge to earnings) or a combination thereof. Upon receipt of payment, the Company shall deliver to the Participant as soon as practicable a certificate or certificates for the Shares then purchased.

         (8)      Termination of Director Status.

                  (a) Termination Due to Death or Disability. In the event a Participant dies or becomes Disabled, any Options granted to such Participant shall become 100% vested and may be exercised by the Participant or his designated beneficiary at any time prior to the expiration of the term of the Options or within one year following the Participant's termination of employment, whichever period is shorter.

                  (b) Termination for Any Other Reason. In the event a Participant ceases to be a Director for any reason other than death or Disability, any Options granted to such Participant which are then exercisable may be exercised at any time prior to the expiration of the term of the Options or the 90th day following the Participant's termination of employment, whichever period is shorter. All Options which are not vested as of the date the Participant ceases to be a Director for any reason other than death or Disability shall be forfeited on such date.

         (9) Change in Control. In the event of a Change in Control, any Options held by a Participant shall become 100% vested and may be exercised by the Participant or his designated beneficiary at any time prior to the expiration of the term of the Options or within 90 days following the Change in Control, whichever period is shorter.

vi.      Cash Fees

         (1) Retainer Fees. On the last business day of each fiscal quarter of the Company occurring in each of 1998 through 2007, each Participant who has performed services as a director of the Company since the last day of the immediately preceding fiscal quarter shall receive a retainer fee equal to $3,000. Each Participant who served as a non-employee director of the Company for a portion of the time since the last day of the immediately preceding fiscal quarter shall receive a retainer fee equal to the product of $3,000 multiplied by a fraction, the numerator of which is the number of regular meetings of the Board occurring since the last day of the immediately preceding fiscal quarter and while the Participant was a non-employee director of the Company and the denominator of which is the total number of regular meetings of the Board occurring since the last day of the immediately preceding fiscal quarter.

         (2) Meeting Fees. On the last business day of each fiscal quarter of the Company occurring in each of 1998 through 2007, each Participant shall receive a meeting fee equal to $1,000 for each meeting of the Board or any committee thereof attended while a Participant during such fiscal quarter, commencing with the seventh such meeting such Participant attends during the applicable fiscal year. All meetings of the Board or any committee thereof that occur on the same day shall be counted as one meeting for purposes of the foregoing.

         (3) Additional Fees. On the last business day of each fiscal quarter of the Company occurring in each of 1998 through 2007, each Participant who is a chairperson of the Board or any committee thereof shall receive an additional fee equal to $375. Each Participant who served as a chairperson of the Board or any committee thereof for a portion of the time since the last day of the immediately preceding fiscal quarter shall receive an additional fee equal to the product of $375 multiplied by a fraction, the numerator of which is the number of regular meetings of the Board or such committee occurring since the last day of the immedi ately preceding fiscal quarter and while the Participant was both a non-employee director of the Company and chairperson of the Board or such committee and the denominator of which is the total number of regular meetings of the Board or such committee occurring since the last day of the immediately preceding fiscal quarter.

vii.     Share Awards

         (1) Except to the extent that a Participant shall have elected pursuant to Section 8 to defer receipt of the award of Shares instead of receiving an award under this Section 7, on the last business day of each fiscal quarter of the Company occurring in each of 1998 through 2007, each Participant who has performed services as a director of the Company since the last day of the immediately preceding fiscal quarter shall receive an award of that number of Shares (rounded to the nearest whole number) equal to $3,000 divided by the Fair Market Value as of the date of such award, provided that a Participant who served as a non-employee director of the Company for only a portion of the time since the last day of the immediately preceding fiscal quarter shall receive an award of that number of Shares (rounded to the nearest whole number) equal to the product of (a) the quotient of (i) $3,000, divided by (ii) the Fair Market Value as of the date of such award, multiplied by (b) a fraction, the numerator of which is the number of regular meetings of the Board occurring since the last day of the immediately preceding fiscal quarter and while the Participant was a non-employee director of the Company and the denominator of which is the total number of regular meetings of the Board occurring since the last day of the immediately preceding fiscal quarter.

         (2) Except to the extent that a Participant shall have elected pursuant to Section 8 to defer receipt of the award of Shares instead of receiving an award under this Section 7, on the 30th day following the Effective Date, each Participant who was a non-employee director of the Company on November 3, 1997 shall receive an additional award of that number of Shares (rounded to the nearest whole number) equal to $3,000 divided by the Fair Market Value on November 3, 1997, provided that such a Participant who served as a non-employee director of the Company for only a portion of the fiscal quarter ending November 3, 1997 shall receive an award of that number of Shares equal to the product of
(a) the quotient of (i) $3,000, divided by (ii) the Fair Market Value on November 3, 1997, multiplied by (b) a fraction, the numerator of which is the number of regular meetings of the Board occurring since August 4, 1997 and while the Participant was a non-employee director of the Company and the denominator of which is the total number of regular meetings of the Board occurring since August 4, 1997.

viii.    Deferred Compensation Program

         (1) Deferral Election. On or before December 31 of any calendar year ending on or before December 31, 2006, a Participant may elect to defer receipt of all or any part of the award of Shares payable in respect of the calendar year following the year in which such election is made, and to have such amounts credited to a Stock Account, provided, however, that a person who becomes a Participant during any calendar year ending on or before December 31, 2007 may elect, not later than the 30th day after he or she becomes a Participant, to defer payment of all or any part of his or her award of Shares payable with regard to the portion of such calendar year following such election.

         (2) Form and Duration of Deferral Election. A deferral election shall be made by written notice filed with the Chief Financial Officer of the Company. Such election shall continue in effect (including with respect to the award of Shares payable for subsequent calendar years) unless and until the Participant revokes or modifies such election by written notice filed with the Chief Financial Officer of the Company. Any such revocation or modification of a deferral election shall become effective as of the end of the calendar year in which such notice is given and only with respect to any award of Shares related to Share grants to be made in subsequent calendar years; provided that if the effect of such revocation or modification of a deferral election is to change the amount of deferred compensation that would otherwise have been credited to the Stock Account it shall in no event become effective earlier than six months after it is received by the Chief Financial Officer. Amounts credited to the Participant's Account prior to the effective date of any such revocation or modification of a deferral election shall not be affected by such revocation or modification and shall be distributed only in accordance with the otherwise applicable terms of the Plan. A Participant who has revoked an election may file a new election to defer the award of Shares with respect to Shares to be granted no sooner than in the calendar year following the year in which such election is filed.

         (3) Stock Account. Any award of Shares deferred shall be deemed to be invested in a number of notional Shares of the Company (the "Units") equal to the number of Shares the Participant would have received under Section 7 of the Plan had he or she not elected to defer award of Shares. Whenever a dividend other than a dividend payable in the form of Shares is declared with respect to the Shares, the number of Units in the Participant's Stock Account shall be increased by the number of Units determined by dividing (i) the product of (A) the number of Units in the Participant's Stock Account on the related dividend record date, multiplied by (B) the amount of any cash dividend declared by the Company on a Share (or, in the case of any dividend distributable in property other than Shares, the per share value of such dividend, as determined by the Company for purposes of income tax reporting) by (ii) the Fair Market Value on the related dividend payment date. In the case of any dividend declared on Shares which is payable in Shares, the Participant's Stock Account shall be increased by the number of Units equal to the product of (i) the number of Units credited to the Participant's Stock Account on the related dividend record date, multiplied by (ii) the number of Shares (including any fraction thereof) distributable as a dividend on a Share. In the event of any change in the number or kind of outstanding Shares by reason of any recapitalization, reorganization, merger, consolidation, stock split or any similar change affecting the Shares, other than a stock dividend as provided above, the Board shall make an appropriate adjustment in the number of Units credited to the Participant's Stock Account. Fractional Units shall be credited, but shall be rounded to the nearest hundredth percentile, with amounts equal to or greater than .005 rounded up and amounts less than .005 rounded down.

         (4) Distribution from Accounts Upon Termination of Service as a Director. At the time a Participant makes a deferral election pursuant to
Section 8(a), the Participant shall also file with the Chief Financial Officer of the Company a written election (a "Distribution Election") with respect to whether (i) the value of any Units to be credited to the Stock Account shall be distributed wholly in cash, in the greatest number of whole Shares (with any fractional interest payable in cash) or a combination of cash and whole Shares,
(ii) such distribution shall commence immediately following the date the Participant ceases to be a director or on the first business day of any calendar year following the calendar year in which the Participant ceases to be a director and (iii) such distribution shall be in one lump-sum payment or in such number of annual installments (not to exceed ten) as the Participant may designate. A Participant may at any time, and from time to time, change any Distribution Election applicable to his or her Stock Account, provided that no election to change the timing of any terminal distribution shall be effective unless it is made in writing and received by the Chief Financial Officer of the Company at least one full calendar year prior to the time at which the Participant ceases to be a director.

         (5) Distribution from Stock Account Prior to Termination of Service as a Director. Any Participant may, by filing a written election with the Chief Financial Officer of the Company, elect to receive a distribution of all or any portion of the Units credited to the Participant's Stock Account provided such election is made on or before June 30 of the year prior to the year in which the distribution is to occur; and provided further that any Participant who elects to receive a distribution pursuant to this first sentence of this Section 8(e) shall cease to be eligible to make any additional deferrals under this Section 8 with respect to compensation payable in the two calendar years immediately following the year in which such election is filed with the Chief Financial Officer.

         (6) Payment of Plan Distributions. Any distribution to be made hereunder, whether in the form of a lump-sum payment or installments, following the termination of an Participant's service as a director of the Company shall commence in accordance with the Distribution Election made by the Participant pursuant to Section 8(d). If a Participant fails to specify a form of payment or a commencement date for a distribution in accordance with Section 8(d), such distribution shall be made in cash and commence on the first business day of the calendar year immediately following the year in which the Participant ceases to be a director. If a Participant fails to specify in accordance with Section 8(d) that a distribution shall be made in a lump-sum payment or a number of installments, such distribution shall be made in a lump-sum payment. In the case of any distribution being made in annual installments, each installment after the first installment shall be paid on the first business day of each subsequent calendar year until the entire amount subject to such installment Distribution Election shall have been paid.

ix.      Transferability of Awards

No award of Options or Units shall be transferable by the Participant otherwise than by will or under the applicable laws of descent and distribution. In addition, no award of Options or Units shall be assigned, negotiated, pledged or hypothecated in any way (whether by operation of law or otherwise) and no award of Options or Units shall be subject to execution, attachment or similar process. Upon any attempt to transfer, assign, negotiate, pledge or hypothecate any award of Options or Units, or in the event of any levy upon any award of Options or Units by reason of any attachment or similar process, in either case contrary to the provisions hereof, such award of Options or Units shall immediately become null and void.

x.       Determinations

Each determination, interpretation or other action made or taken pursuant to the provisions of this Plan by the Board shall be final and binding for all purposes and upon all persons, including, without limitation, the Company, the directors, officers and other employees of the Company, the Participants and their respective heirs, executors, administrators, personal representatives and other successors in interest.

xi.      Termination, Amendment and Modification

         (1) Termination and Amendment. This Plan shall terminate at the close of business on December 31, 2007, unless sooner terminated by action of the shareholders of the Company, and no Awards shall be granted under this Plan thereafter. The Board at any time or from time to time may amend this Plan to effect (i) amendments necessary or desirable in order that this Plan and the Awards shall conform to all applicable laws and regulations and (ii) any other amendments deemed appropriate. Notwithstanding the foregoing, the Board may not effect any amendment that would require the approval of the shareholders of the Company under any applicable laws or the listing requirements of the National Association of Securities Dealers Automated Quotation/National Market System or any stock exchange (if applicable to the Company at the time such amendment is adopted or will be effective) unless such approval is obtained.

         (2) No Effect on Existing Rights. Except as otherwise required by law, no termination, amendment or modification of this Plan may, without the consent of a Participant or the permitted transferee of an Award, alter or impair the rights and obligations arising under any then outstanding Award held by such Participant or permitted transferee.

xii.     Non-Exclusivity

The adoption of this Plan by the Board shall not be construed as creating any limitations on the power of the Board to adopt such other compensatory arrangements as it may deem desirable, including, without limitation, payments of cash amounts related to the tax liabilities arising directly or indirectly from the issuance of Awards to a Participant hereunder.

xiii.    General Provisions

         (1) No Right to Serve as a Director. This Plan shall not impose any obligations on the Company to retain any Participant as a director nor shall it impose any obligation on the part of any Participant to remain as a director of the Company.

         (2) No Right to Particular Assets. Nothing contained in this Plan and no action taken pursuant to this Plan shall create or be construed to create a trust of any kind or any fiduciary relationship between the Company and any Participant, the executor, administrator or other personal representative or designated beneficiary of such Participant, or any other persons. Any reserves that may be established by the Company in connection with this Plan shall continue to be part of the general funds of the Company, and no individual or entity other than the Company shall have any interest in such funds until paid to a Participant. To the extent that any Participant or his executor, administrator, or other personal representative, as the case may be, acquires a right to receive any payment from the Company pursuant to this Plan, such right shall be no greater than the right of an unsecured general creditor of the Company.

         (3) Beneficiary Designation. Each Participant under the Plan may from time to time name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid or by whom any right under the Plan is to be exercised in case of his or her death. Each designation will revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with the Company during his or her lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant's death shall be paid to or exercised by the Participant's surviving spouse, if any, or otherwise to or by his or her estate.

         (4) Listing of Shares and Related Matters. The Plan, the granting and exercising of Awards thereunder, and the other obligations of the Company under the Plan, shall be subject to all applicable federal and state laws, rules, and regulations, and to such approvals by any regulatory or governmental agency as may be required. If at any time the Board shall determine in its discretion that the listing, registration or qualification of the Shares covered by this Plan upon any national securities exchange or under any United States or non-United States federal, state or other law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the delivery of Shares under this Plan, no Shares will be delivered unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained, or otherwise provided for, free of any conditions not acceptable to the Board. The Company, in its discretion, may require a Participant to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of Common Stock in compliance with applicable laws, rules, and regulations. The Company shall not be obligated by virtue of any provision of the Plan to recognize the exercise of any Award or to otherwise sell or issue Common Stock in violation of any such laws, rules, or regulations; and any postpone ment of the exercise or settlement of any Award under this provision shall not extend the term of such Awards, and neither the Company nor its directors or officers shall have any obligation or liability to any person with respect to any Award (or Shares issuable thereunder) that shall lapse because of such postponement.

         (5) Issuance of Stock Certificates; Legends. Upon the issuance of Shares pursuant to this Plan, a certificate or certificates for the Shares shall be issued by the Company in the name of the person or persons receiving such Shares and shall be delivered to or upon the order of such person or persons. Certificates for Shares issued hereunder shall bear such legend or legends as the Board, in its discretion, determines to be necessary or appropriate to prevent a violation of, or to perfect an exemption from, the registration requirements of the Securities Act of 1933, as amended, or to implement the provisions of any agreements between the Company and the Participant with respect to such Shares.

         (6) Withholding Taxes. The Company shall have the right to make such provisions as it deems necessary or appropriate to satisfy any obligations it may have to withhold federal, state or local income or other taxes incurred by reason of the issuance of Options or Shares or the payment of Cash Fees under the Plan, including requiring an Participant to reimburse the Company for any taxes required to be withheld or otherwise deducted and paid by the Company in respect of the issuance of Options or Shares.

         (7) Notices. Each Participant shall be responsible for furnishing the Board with the current and proper address for the mailing of notices and delivery of Agreements and Shares. Any notices required or permitted to be given shall be deemed given if directed to the person to whom addressed at such address and mailed by regular United States mail, first-class and prepaid. If any item mailed to such address is returned as undeliverable to the addressee, mailing will be suspended until the Participant furnishes the proper address.

         (8) Severability of Provisions. If any provision of this Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and this Plan shall be construed and enforced as if such provision had not been included.

         (9) Incapacity. Any benefit payable to or for the benefit of a minor, an incompetent person or other person incapable of receipting therefor shall be deemed paid when paid to such person's guardian or to the party providing or reasonably appearing to provide for the care of such person, and such payment shall fully discharge the Board, the Company and other parties with respect thereto.

         (10) Headings and Captions. The headings and captions herein are provided for reference and convenience only, shall not be considered part of this Plan, and shall not be employed in the construction of this Plan.

         (11) Governing Law. This Plan shall be construed and enforced according to the laws of the State of New York.

         (12) Effectiveness. This Plan shall be effective as of the Effective Date.

                                                                      EXHIBIT B




                                  ARTICLE V OF
                          THE ARTICLES OF INCORPORATION
                          OF FORSTMANN & COMPANY, INC.
                            AS PROPOSED TO BE AMENDED



                  V. The Corporation shall have authority to issue a total of Thirty-Six Million (36,000,000) shares of stock, of which Thirty-Five Million (35,000,000) shares shall be Common Stock having a par value of one cent ($.01) per share and One Million (1,000,000) shares shall be Preferred Stock having a par value of one cent ($.01) per share.

                                 PREFERRED STOCK

                  Shares of the Preferred  Stock may be issued from time to time in series, and the Board of Directors of the Corporation is authorized, subject to the limitations provided by law, to establish and designate one or more series of the Preferred Stock, to fix the number of shares constituting each series, and to fix the designations, powers, preferences and relative, participating, optional or other special rights, qualifications, limitations and restrictions thereof, if any, of each series, and the variations and relative rights, preferences, limitations and restrictions as between series, and to increase and decrease the number of shares constituting each series. The authority of the Board of Directors of the Corporation with respect to each series shall include, but shall not be limited to, the authority to determine the following:

                  (a)      the designation of such series, if any;

                  (b) the number of shares initially constituting any such series and any increase or decrease (to a number not less than the number of outstanding shares of such series) of the number of shares constituting such series theretofore fixed;

                  (c) the rate or rates of, and the conditions on and the times at which, dividends on the shares of such series shall be paid, the preference or relation which such dividends shall bear to the dividends payable on any other class or series of stock of the Corporation, and whether or not such dividends shall be cumulative and, if so, the date or dates from and after which they shall accumulate;

                  (d) whether or not the shares of such series shall be redeemable, and, if so, the terms and conditions of such redemption, including, without limitation, the date or dates on or after which such shares shall be redeemable and the amount per share which shall be payable on such redemption, which amount may vary under different conditions and at different redemption dates;

                  (e) the rights to which the holders of the shares of any such series shall be entitled on the voluntary or involuntary liquidation, dissolution or winding up, or on any distribution of the assets, of the Corporation, which rights may be different in the case of a voluntary liquidation, dissolution or winding up than in the case of such an involuntary event;

                  (f) whether or not the shares of any such series shall have voting rights in addition to the voting rights provided by law and, if so, the terms and conditions thereof, including, without limitation, the right of the holders of such shares to vote an a separate class, either alone or with the holders of shares of one or more other series of the Preferred Stock and the right to have more than one vote per share;

                  (g) whether or not a sinking fund or a purchase fund shall be provided for the redemption or purchase of the shares of such series and, if so, the terms and conditions thereof;

                  (h) whether or not the shares of such series shall be convertible into, or exchangeable for, shares of any other class or series of the same or any other class of stock of the Corporation and, if so, the terms and conditions of conversion or exchange, including, without limitation, any provision for the adjustment of the conversion or exchange rate or the conversion or exchange price; and

                  (i)  any other relative rights, preferences and limitations.


                                  COMMON STOCK

                  (a) Subject to the preferential dividend rights of the Preferred Stock, as determined by the Board of Directors of the Corporation pursuant to the foregoing provisions of this Article V, the holders of shares of the Common Stock shall be entitled to receive such dividends as may be declared by the Board of Directors of the Corporation.

                  (b) Subject to the preferential liquidation rights of the Preferred Stock (including dividends and distributions upon the dissolution of the corporation) and except as determined by the Board of Directors of the Corporation pursuant to the foregoing provisions of this Article V, in the event of any vol untary or involuntary liquidation, dissolution or winding up of, or any distribution of the assets of, the Corporation, the holders of shares of the Common Stock shall be entitled to receive all of the net assets of the Corporation available for distribution to its shareholders ratably in proportion to the number of shares of the Common Stock held by them.

                  (c) Except as otherwise required by law or by the provisions of these Articles of Incorporation, the holders of shares of the Common Stock shall be entitled to vote on all matters at all meetings of the shareholders of the Corporation, and shall be entitled to one vote for each share of the Common Stock entitled to vote at such meeting, voting together as one class with the holders of the Preferred Stock who are entitled to vote.

                            FORSTMANN & COMPANY, INC.
             PROXY--Annual Meeting of Shareholders--August 14, 1998
                    PROXY SOLICITED BY THE BOARD OF DIRECTORS

         The undersigned, a shareholder of FORSTMANN & COMPANY, INC., a Georgia corporation (the "Company"), does hereby appoint James E. Kjorlien and Rodney J. Peckham, and each of them, the true and lawful attorneys and proxies, with full power of substitution, for and in the name, place and stead of the undersigned, to vote, as designated below, all of the shares of stock of the Company which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders of the Company to be held at the offices of Christy & Viener, 620 Fifth Avenue, New York, New York 10020, on Friday, August 14, 1998, at 10:00 a.m. local time, and at any adjournment thereof.


(X)     Please mark       UNLESS OTHERWISE DIRECTED, THIS PROXY WILL BE VOTED
        votes as in       IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD
        this example      OF DIRECTORS

1.       Election of Directors

                  THE BOARD OF DIRECTORS RECOMMENDS A VOTE 'FOR' THE NOMINEES.

         Nominees:         Bruce W. Gregory, James E. Kjorlien


          VOTE FOR ALL   ( )               VOTE WITHHELD   ( )
          NOMINEES                         FROM ALL
                                           NOMINEES
         FOR, except vote withheld from the following nominee:
         ( )

2.       Approval of the adoption of the 1997 Directors Compensation Plan

            THE BOARD OF DIRECTORS RECOMMENDS A VOTE 'FOR' APPROVAL.

         FOR  ( )                   AGAINST  ( )                 ABSTAIN  ( )


3. Approval of Amendment to Amended and Restated Articles of Incorporation to increase the number of Authorized Shares of Common Stock

            THE BOARD OF DIRECTORS RECOMMENDS A VOTE 'FOR' APPROVAL.

         FOR  ( )                   AGAINST  ( )                 ABSTAIN  ( )

                        (continued on the reverse side)

4. Approval of Amendment to Amended and Restated Articles of Incorporation to Authorize a class of Preferred Stock and to Authorize the Board of Directors to issue Preferred Stock in one or more series and to fix the rights, powers, preferences and other terms of such series

               THE BOARD OF DIRECTORS RECOMMENDS A VOTE 'FOR' APPROVAL.

         FOR  ( )                   AGAINST  ( )                 ABSTAIN  ( )

5.       Approval  of  Amendment  to  the  Amended  and  Restated   Articles  of
         Incorporation to reduce the minimum number of directors that the Company may have from five to two

               THE BOARD OF DIRECTORS RECOMMENDS A VOTE 'FOR' APPROVAL.


         FOR  ( )                   AGAINST  ( )                 ABSTAIN  ( )


6. Ratification of selection of Deloitte & Touche LLP as the Company's Independent Auditors

               THE BOARD OF DIRECTORS RECOMMENDS A VOTE 'FOR' RATIFICATION.

         FOR  ( )                   AGAINST  ( )                 ABSTAIN  ( )


7. To vote with discretionary authority with respect to all other matters which may come before the meeting.

The undersigned revokes any proxy heretofore given and ratifies and confirms all that the proxies appointed hereby, or either one of them, or their substitutes, may lawfully do or cause to be done by virtue hereof. Both of said proxies or their substitutes who shall be present and act at the meeting, or if only one is present and acts, then that one, shall have and may exercise all of the powers hereby granted to such proxies. The undersigned acknowledges receipt of a copy of the Notice of Annual Meeting and Proxy Statement, both dated July 15, 1998.


( )      MARK HERE FOR ADDRESS CHANGE AND INDICATE CHANGE:

Signature:                                            Date:
          ----------------------------------------         ----------------

Signature:                                            Date:
          ----------------------------------------         ----------------

NOTE: Your signature should appear the same as your name appears hereon. In signing as attorney, executor, administrator, trustee or guardian, please indicate the capacity in which signing. When signing as joint tenants, all parties in the joint tenancy must sign. When a proxy is given by a corporation, it should be signed by an authorized officer and the corporate seal affixed. No postage is required if returned in the enclosed envelope and mailed in the United States.

PRESS RELEASE:
                      [Letterhead of Forstman & Co., Inc.]


                                                 Contact:  Anita Stevens
                                                           Forstmann & Co., Inc.
                                                           212-642-6861

FOR IMMEDIATE RELEASE

                FORSTMANN ACQUIRES ASSETS OF ARENZANO TRADING CO.


New York, NY....May 11,  1998....Forstmann & Company,  Inc. announced today that it has agreed to acquire substantially all of the assets of Arenzano Trading Co. Arenzano manufactures women's suits under the "Oleg Cassini" label, and currently employs approximately 30 people in New York.

Rod Peckham, Executive Vice President and CFO, said, "This new venture fits nicely within Forstmann's strategic plan, part of which is to protect our core business, while simultaneously entering into growth opportunities outside of our traditional role as a fabric manufacturer."

Brian Moorstein, Forstmann's President, said "Arenzano will complement Forstmann's fabric business as we move into apparel manufacturing. Arenzano holds rights to use the 'Oleg Cassini' name, designs and patterns for women's tailored suits in the United States. This alliance enables Forstmann to benefit from Arenzano's expertise in manufacturing apparel in the Caribbean, as well as their abilities in sourcing complete apparel packages internationally."

Forstmann will operate Arenzano as a stand-alone subsidiary.

Ely Barsel, President of Arenzano Trading Company, said, "All of us at Arenzano look forward to being part of Forstmann. I am confident that, given Forstmann's financial stability, we will maintain, and grow beyond, our position as the second largest domestic supplier of women's suits."

Forstmann & Company, Inc. currently employs approximately 2,200 people based in its four manufacturing facilities in Georgia and its New York headquarters. It designs, manufactures and markets woolen and worsted fabrics and assorted blends for women's sportswear and coating, men's sportswear and specialty products.